EXHIBIT 10.1


             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                   PURCHASER,

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of March 7, 2007

                                 $2,224,015,731

                            Fixed Rate Mortgage Loans

                               Series 2007-CIBC18

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of March 7, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, National Association, as seller ("JPMorgan" or the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the pooling and servicing agreement, dated as of March 7, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser, as depositor (the "Depositor"), Capmark Finance Inc., as master servicer ("Master Servicer"), ARCap Servicing, Inc. ("ARCap"), as a special servicer, LNR Partners, Inc., as a special servicer ("LNR" and, together with ARCap, the "Special Servicers"), Midland Loan Services, Inc., as a primary servicer and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as paying agent (in such capacity, the "Paying Agent"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, all of its right, title, and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase and Sale Agreement, dated as of the date hereof between the Master Servicer and the Seller) in and to the Mortgage Loans described in Exhibit A, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. The Depositor will sell the Class A-1, Class A-3, Class A-4, Class A-1A, Class X, Class A-M, Class A-MFL, Class A-J, Class B, Class C and Class D Certificates (the "Offered Certificates") to the underwriters specified in the underwriting agreement, dated February 23, 2007 (the "Underwriting Agreement"), between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of CIBC World Markets Corp. ("CIBCWMC") and Credit Suisse Securities (USA) LLC (together with JPMSI and CIBCWMC, the "Underwriters"), and the Depositor will sell the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates (the "Private Certificates") to JPMSI, as the initial purchaser (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement, dated February 23, 2007 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction $2,247,916,726.99 (which amount is inclusive of accrued interest) in immediately available funds minus the costs set forth in Section 9 hereof. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Trustee. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as the purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and (c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request and which are in the Seller's possession or under the Seller's control. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or internal communications or credit underwriting or due diligence analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Purchaser as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer, consistent with its obligations under the Pooling and Servicing Agreement, has exercised reasonable efforts to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents; and

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus Supplement, including Annex A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of February 23, 2007 between the Purchaser and the Seller (the "Indemnification Agreement").

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

                  (i) it is a national banking association duly organized,
            validly existing, and in good standing under the laws of the United States of America;

                  (ii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iii) it has the power to execute, deliver and perform this
            Agreement;

                  (iv) it is legally authorized to transact business in the
            United States of America. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

                  (v) the execution, delivery and performance of this Agreement by the Seller has been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

                  (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

                  (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

                  (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

                  (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

                  (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation;

                  (xi) it is solvent and the sale of the Mortgage Loans
            hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors; and

                  (xii) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan that is deposited into an Other Securitization, the depositor in such Other Securitization) and the Paying Agent with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure which the Purchaser is required to provide with respect to the Seller in its capacity as a "sponsor" pursuant to Exhibit Y and Exhibit Z of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

                  (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

                  (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

                  (iii) it has the power and authority to own its property and to carry on its business as now conducted;

                  (iv) it has the power to execute, deliver and perform this
            Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument;

                  (v) this Agreement constitutes a legal, valid and binding
            obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

                  (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

                  (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

                  (ix) all consents, approvals, authorizations, orders or
            filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

                  (x) it has not intentionally violated any provisions of the
            United States Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, Master Servicer, Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of a Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, that, if such Breach or Defect is capable of being cured but not within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, that with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall not be required to repurchase such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro forma or specimen title insurance policy) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or (f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, that no Defect (except a Defect previously described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or a Custodian on its behalf within 18 months from the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution and repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse to the Trust, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute any affected Mortgage Loan pursuant to Section 6(e) shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes; provided, however, that no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

                  (i) copies of the Seller's articles of association and
            by-laws, certified as of a recent date by the Assistant Secretary of the Seller;

                  (ii) a copy of a certificate of good standing of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

                  (iii) an opinion of counsel of the Seller, in form and
            substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                        (A) the Seller is a national banking association duly
                  organized, validly existing and in good standing under the laws of the United States;

                        (B) the Seller has the power to conduct its business as
                  now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                        (C) all necessary action has been taken by the Seller to
                  authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                        (D) the Seller's execution and delivery of, and the
                  Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's charter or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                        (E) there is no litigation, arbitration or mediation
                  pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                        (F) no consent, approval, authorization, order, license,
                  registration or qualification of or with any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

                  (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing,) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, any Free Writing Prospectus (as defined in the Indemnification Agreement), the Memoranda (as defined in the Indemnification Agreement) and any related 8-K Information (as defined in the Underwriting Agreement), or items similar to the 8-K Information, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Prospectus, the Memoranda and any Free Writing Prospectus, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, the Prospectus, the Memoranda, any Free Writing Prospectus and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood, LLP, counsel to the Underwriters and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations, including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, Vice President, telecopy number (212) 834-6593, (ii) in the case of the Seller, JPMorgan Chase Bank, National Association, 270 Park Avenue, 10th Floor, New York, New York 10017, Attention: Dennis Schuh, Vice President, telecopy number (212) 834-6593 and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, that unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                   * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP.



                                       By: /s/ Kunal K. Singh
                                          ------------------------------------
                                          Name: Kunal K. Singh
                                          Title: Vice President


                                       JPMORGAN CHASE BANK, NATIONAL
                                       ASSOCIATION



                                       By: /s/ Kunal K. Singh
                                          ------------------------------------
                                          Name: Kunal K. Singh
                                          Title: Vice President

                                  EXHIBIT A

                            MORTGAGE LOAN SCHEDULE

        JPMCC 2007-CIBC18
        Mortgage Loan Schedule (JPMCB)


Loan #  Mortgagor Name                                    Property Address                                   City
------- -----------------------------------------------   ------------------------------------------------   -------------------
     1  131 South Dearborn, LLC                           131 South Dearborn Street                          Chicago
        Centro Heritage SPE 4 LLC, Centro Heritage Park
        Shore SC LLC, Centro Heritage Naples SC LLC,
        Centro Heritage UC Greenville LLC, Centro
        Heritage Capitol SC LLC, Centro Heritage
        Roanoke Plaza LLC, Centro Bradley Manchester I
        LLC, Centro Bradley Manchester II LLC, Centro
        Bradley Manchester III LLC, Centro Bradley
        Slater Street LLC, Centro Bradley Long Meadow
        LLC, Centro St. Francis Plaza LLC, Heritage
     2  Warminster SPE LLC                                Various                                            Various
  2.01                                                    489-493 North Main Street                          Leominster
  2.02                                                    918 West Street Road                               Warminster
  2.03                                                    341 South College Road                             Wilmington
  2.04                                                    8310-8334 Pineville-Matthews Road                  Charlotte
  2.05                                                    3040 South Evans Street                            Greenville
  2.06                                                    1900-2075 Tamiami Trail North                      Naples
  2.07                                                    19-29 and 49 Pavilions Drive                       Manchester
  2.08                                                    4111 9th Street North                              Naples
  2.09                                                    4810 Nesconset Highway                             Port Jefferson
                                                                                                              Station
   2.1                                                    1120-1178 West Maple Avenue                        Mundelein
  2.11                                                    1080-1120 Old Country Road                         Riverhead
  2.12                                                    50 Storrs Street                                   Concord
  2.13                                                    1100 Brighton Avenue                               Portland
  2.14                                                    110, 120 and 170 Slater Street                     Manchester
  2.15                                                    432 Buckland Hills Drive                           Manchester
  2.16                                                    1090-1096 South Saint Francis Drive                Santa Fe
     3  Quantico Buildings, LLC                           Various                                            Various
  3.01                                                    4801 Stonecroft Boulevard                          Chantilly
  3.02                                                    22815 Glenn Drive                                  Sterling
  3.03                                                    22879 Glenn Drive                                  Sterling
  3.04                                                    22626 Sally Ride Drive                             Sterling
  3.05                                                    22635 Davis Drive                                  Sterling
  3.06                                                    22750 Glenn Drive                                  Sterling
  3.07                                                    22601 Davis Drive                                  Sterling
  3.08                                                    22880 Glenn Drive                                  Sterling
  3.09                                                    22825 Davis Drive                                  Sterling
   3.1                                                    22645 Sally Ride Drive                             Sterling
  3.11                                                    22633 Davis Drive                                  Sterling
  3.12                                                    22620 Sally Ride Drive                             Sterling
  3.13                                                    107 Carpenter Drive                                Sterling
  3.14                                                    109 Carpenter Drive                                Sterling
     8  Transwestern Presidential Tower, L.L.C.           2511 Jefferson Davis Highway                       Arlington
        ART Mortgage Borrower Propco 2006-2 L.P., Art
    10  Mortgage Borrower Opco 2006-2 L.P.                Various                                            Various
 10.01                                                    755 East 1700 South Street                         Clearfield
 10.02                                                    2641 Stephenson Drive                              Murfreesboro
 10.03                                                    720 West Juniper Street                            Connell
 10.04                                                    545 Radio Station Road                             Strasburg
 10.05                                                    10300 Southeast Third Street                       Amarillo
 10.06                                                    121 Roseway Drive                                  Thomasville
 10.07                                                    1651 South Airport Road                            West Memphis
 10.08                                                    203 Industrial Boulevard                           Russellville
 10.09                                                    264 Farrell Road                                   Syracuse
  10.1                                                    1740 Westgate Parkway                              Atlanta
 10.11                                                    1524 Necedah Road                                  Babcock
 10.12                                                    660 Fifth Street                                   Turlock
 10.13                                                    231 Second Road North                              Nampa
 10.14                                                    1440 Silverton Avenue                              Woodburn
 10.15                                                    2707 North Mead Street                             Wichita
 10.16                                                    1634 Midland Boulevard                             Fort Smith
 10.17                                                    1541 US Highway 41                                 Sebree
 10.18                                                    100 Widett Circle                                  Boston
 10.19                                                    6875 State Street                                  Bettendorf
  10.2                                                    1115 West Rose Street                              Walla Walla
 11.99  Various                                           Various                                            Pittsburgh
        2600 East Carson Street Associates, L.P., 2700
        East Carson Street Associates, L.P., 2800 Block
    11  Associates, L.P.                                  Various                                            Pittsburgh
 11.01                                                    2700 East Carson Street                            Pittsburgh
 11.02                                                    2600 East Carson Street                            Pittsburgh
 11.03                                                    2800 East Carson Street                            Pittsburgh
    12  Soffer South Side Works, Ltd.                     2 Hot Metal Street                                 Pittsburgh
        Cabot II-IL1M07, LLC, Cabot II-IL1M08, LLC,
        Cabot II-IL1W01, LLC, Cabot II-IL1M09, LLC,
        Cabot II-IL1B01, LLC, Cabot II-TN1M03, LLC,
        Cabot II-TN1W07, LLC, Cabot II-TN1M02 & W01,
        LLC, Cabot II-TX1W05, LP, Cabot II-TX2W01 &
        TX2W04, LP, Cabot II-TX2W10, LP, Cabot
        II-KY1B01, LLC, Cabot II-GA1B02, M03 & W06-W07,
        LLC, Cabot II-GA1W08, LLC, Cabot II-OH1W02-W05,
        LLC, Cabot II-FL1W01-W02 & M02, LLC, Cabot
    14  II-NC1W02, LLC                                    Various                                            Various
 14.01                                                    1452 Brewster Creek Boulevard                      Bartlett
                                                          1286 & 1136 Citizens Parkway / 7625 Southlake
 14.02                                                    Parkway                                            Morrow
 14.03                                                    6325-6383 North Orange Blossom Trail               Orlando
 14.04                                                    1231 Aviation Boulevard                            Hebron
 14.05                                                    7701 West Little York Road                         Houston
 14.06                                                    1005 West Republic Drive                           Addison
 14.07                                                    5465 East Raines Road                              Memphis
 14.08                                                    400-406 East Wilison Bridge Road                   Worthington
 14.09                                                    5060 Avalon Ridge Parkway                          Norcross
  14.1                                                    2500-2540 East Devon Avenue                        Elk Grove Village
 14.11                                                    1670 Frontenac Road                                Naperville
 14.12                                                    4515 and 4533 Old Lamar Avenue                     Memphis
 14.13                                                    4105 South Mendenhall Road                         Memphis
                                                          5700-5710 Savoy Lane, 440 Town East Boulevard,
 14.14                                                    9402-9408 North Loop East                          Various
 14.15                                                    451 Kingston Court                                 Mount Prospect
 14.16                                                    322 West 32nd Street                               Charlotte
    15  Leadership Sq. Realty Investors, LLC              211 North Robinson Avenue                          Oklahoma City
    17  Behringer Harvard 600 Superior Avenue, LP         600 Superior Avenue                                Cleveland
    19  Conroe Marketplace S.C., L.P.                     2916 Interstate Highway 45                         Conroe
    22  CK City Walk Owner, LLC                           227 Sandy Springs Place, Northeast                 Sandy Springs
    23  PK I Sunset Esplanade LLC                         2525 SE Tualatin Valley Highway                    Hillsboro
    24  Moreno Valley Plaza, Ltd., L.P.                   23583-23965 Sunnymead Boulevard                    Moreno Valley
    30  PK II Bixby Hacienda Plaza LP                     17110 Colima Road                                  Hacienda Heights
    32  PK I North County Plaza LP                        1810-1884 Marron Road                              Carlsbad
    33  Shawgate Lake Forest,  LLC                        Western Avenue at Northgate Lane                   Lake Forest
    34  PK I Granary Square LP                            25880 McBean Parkway                               Santa Clarita
    36  PK II Century Center LP                           2401 East Orangeburg Avenue                        Modesto
    37  Westgrove Woods LLC                               2105 Kensington Drive                              Waukesha
    40  PK II Country Gables SC LP                        6811 - 6987 Douglas Boulevard                      Granite Bay
    41  UnaSource Health, LLC                             4600 Investment Drive                              Troy
    43  55 Waugh, LP                                      55 Waugh Drive                                     Houston
    44  M.O.R. AYLESBURY, INC.                            63 West Aylesbury Road                             Timonium
    45  Leray Housing Associates                          Anabel Avenue                                      Le Ray
    46  BBG Land Company North, LLC                       10235 42nd Avenue                                  Allendale
    47  745 64th Realty Associates, LLC                   745 64th Street                                    Brooklyn
    48  Snyder Brickyard Hotel, L.L.C.                    10 Brickyard Drive                                 Bloomington
    49  PK II Green Valley Town & Country LLC             4140 East Sunset Road                              Henderson
    50  KC River Pointe, L.P                              1600 River Pointe Drive                            Conroe
    51  CFO2 Palm Beach, L.P.                             2000 PGA Boulevard                                 Palm Beach Gardens
    53  PK II Dublin Retail Center LP                     7876-7898 Dublin Boulevard                         Dublin
    56  FR Net Lease Co-Investment Program 13, LLC        16507 Hunters Green Parkway                        Hagerstown
    57  Continental 2250 Park Place Corporation           2200/2250 Park Place                               El Segundo
    58  PK III Tacoma Central LLC                         3130-3408 South 23rd Street                        Tacoma
    61  Carmel Hotel Venture, Ltd                         3665 Rio Road                                      Carmel
    62  BRC Majestic Apartments, LLC                      3902 Pallas Way                                    High Point
    64  University Village Raleigh, LLC                   3333 Melrose Club Boulevard                        Raleigh
    65  Cypresswood Associates, LLC                       Interstate 45 and Cypresswood Drive                Spring
        Louisiana Industriplex LLC, 2040 Toledo Road
        LLC, Indiana Circle LLC, Riverside Industrial
    66  LLC, 842 Virginia Run, LLC                        Various                                            Various
 66.01                                                    842 Virginia Run Road                              Memphis
 66.02                                                    11777 Industriplex Boulevard                       Baton Rouge
 66.03                                                    2040 Toledo Road                                   Elkhart
 66.04                                                    25 Industrial Park Drive                           Little Falls
    68  PK III Fairmont SC LP                             739 Hickey Boulevard                               Pacifica
    69  Louisville United Building A, LLC                 6001 Global Distribution Way                       Louisville
    73  Sweetwell Industrial Associates L.P.              10901 North McKinley Drive                         Tampa
        Direct Invest - 116 Defense Highway, L.L.C.,
        Direct Invest - 116 Defense Highway 1, L.L.C.,
        Direct Invest - 116 Defense Highway 2, L.L.C.,
        Direct Invest - 116 Defense Highway 3, L.L.C.,
        Direct Invest - 116 Defense Highway 4, L.L.C.,
        Direct Invest - 116 Defense Highway 5, L.L.C.,
        Direct Invest - 116 Defense Highway 6, L.L.C.,
        Direct Invest - 116 Defense Highway 7, L.L.C.,
        Direct Invest - 116 Defense Highway 8, L.L.C.,
        Direct Invest - 116 Defense Highway 9, L.L.C.,
        Direct Invest - 116 Defense Highway 10, L.L.C.,
        Direct Invest - 116 Defense Highway 11, L.L.C.,
    77  Direct Invest - 116 Defense Highway 13, L.L.C.    116 Defense Highway                                Annapolis
    78  First Hudson Capital LLC                          208-212 West 30th Street                           New York
    79  PK I Canyon Ridge Plaza LLC                       26015-26301 104th Avenue Southeast                 Kent
    83  JAHCO Royal Skillman, L.L.C.                      8602 Skillman Street                               Dallas
    86  9915 Bryn Mawr, LLC                               9915 West Bryn Mawr Avenue                         Rosemont
    89  Kiowa Village Center, L.L.C.                      2235 South Power Road                              Mesa
    93  Henderson 27, LLC                                 3151 Route 27                                      Franklin Park
    94  Milian REI VIII, LLC                              6400 Laurel Canyon Boulevard                       North Hollywood
    97  New Monmouth/35, L.L.C.                           1040-1090 State Route 35                           Middletown
    99  Canfield Business Park Associates, LLC            111 Canfield Road                                  Randolph
   102  PK II Creekside Center LP                         20800 Mission Boulevard                            Hayward
                                                          4325-4333 West Tropicana & 4330-4340 South
   103  Southwest Business Centers, LLC                   Valley View Boulevard                              Las Vegas
   104  Quincy Lincoln, LLC                               186 Lincoln Street                                 Boston
                                                          20632-20662 108th Avenue Southeast and 10820
   105  PK I Panther Lake LLC                             Southeast 208th Street                             Kent
   109  Redondo Riviera Associates LLC                    1650 South Pacific Coast Highway                   Redondo Beach
   110  Airport F.I., LLC                                 2750 Slater Road                                   Morrisville
   111  Texas Plaza 303 Limited Partnership               301-433 East Pioneer Parkway                       Grand Prairie
   112  Spring Knoll, LLC                                 20 Plantation Drive                                Fredericksburg
   113  Interstate Vest, LLC                              11 Pine Lakes Parkway North                        Palm Coast
   115  Minnesota River Properties, LLC                   11 Civic Center Plaza                              Mankato
   116  D.C. Carthage Associates LLC                      902-932 Emjay Way                                  Carthage
   118  Hi Vermont, Inc.                                  476 US Route 7 South                               Rutland
   120  Crabtree F.I., LLC                                2201 Summit Park Lane                              Raleigh
   121  D.C. West Carthage Associates LLC                 801 Tamarack Drive                                 West Carthage
   124  100 North Freeway Investments LLC                 100 North Freeway                                  Conroe
   129  CLPF-MMIC VERO MOB, L.P.                          1155 35th Lane                                     Vero Beach
   131  Grossberg Soto LLC                                9300 Santa Fe Springs Road                         Santa Fe Springs
                                                          500-510, 516, 517, 524 35th Street North,
                                                          608-614 37th Street North and 3636 7th Avenue
   132  AHP LLC                                           North                                              Birmingham
   133  ASR - West Gray, L.P.                             12000 Westheimer Road and 2470 Gray Falls Drive    Houston
   135  Mason Woods Village LLC                           13414 Clayton Road                                 St. Louis
   136  Old Oaks Estates LLC                              850 Villa Street                                   Elgin
   139  North Pointe Apartments #2, LLC                   3688 Northpointe Drive                             Holland
   141  R.C.S.S. Investment, Inc.                         3170 Vista Way                                     Oceanside
                                                          4555 & 4565 Wilson and 151, 155, & 185 44th
   142  PRD Commercial, LLC                               Street                                             Various
   143  PK II Oceanside Town & Country LP                 1715 - 1771 Oceanside Boulevard                    Oceanside
   145  Im Daas Torah LLC, Shem Tov LLC                   8100 North McCormick Boulevard                     Skokie
   146  Kinsley Equities II Limited Partnership           3640 Sandhurst Drive                               York
   149  Sealy Uptown, L.L.C.                              4800-5848 Line Avenue                              Shreveport
   150  Fairfield Park, L.L.C.                            912 State Highway 33                               Howell Township
   153  R & M Properties, LLC                             5911 Valley Road                                   Trussville
   158  Peck Road, LLC                                    10757 East Ute Street                              Tulsa
   159  D.C. Gouverneur Associates LLC                    1100 Larch Circle                                  Gouverneur
   160  Kanter Goshen IND, LLC                            1101 & 1201 South Eisenhower Drive                 Goshen
   162  Grand Blanc Center,  L.L.C.                       11541 South Saginaw Street                         Grand Blanc
   164  EB Plover, LLC                                    1780 Plover Road                                   Plover
   167  Bremerton Pharmacy Associates, LLC                4117 Kitsap Way                                    Bremerton
   168  Concord Road Associates                           2201 Industrial Highway                            York
   171  Mountain Ridge Business Park, LLC                 1248 Sussex Turnpike                               Randolph
   172  Houston 6000 Bissonnet, Ltd.                      4631 Airport Boulevard                             Austin
   175  Orion Partners, LLC                               1176-1240 Lapeer Road                              Orion Township
   176  Central Heights, Ltd.                             601 North Ridge Road                               Wichita
   177  Cole Go Peoria IL, LLC                            5201 War Memorial Drive                            Peoria
   178  9221 Corbin ATM, LLC                              9221 Corbin Avenue                                 Northridge
   180  Royce Realty LLC                                  41 Mountain Boulevard                              Warren
   182  Buttonwood Gardens III, Limited Partnership       332 Buttonwood Avenue                              Hallam
   184  Tarragon Mariner Plaza, Inc.                      625 North Highway 231                              Panama City
   185  Van Ness Capital Group LLC                        1801-1819 Van Ness Avenue                          San Francisco
   186  VH Florence Shops, LLC                            1036 Vandercar Way                                 Florence
   190  Enterprise Storage, LLC                           910 Enterprise Court                               Lexington
   191  Winchester Woods LLC                              2008 Woodhaven Drive                               Fort Wayne
   192  Martin P. Mariano, Beverly A. Mariano             110 Triebel Road                                   Tunkhannock
   193  Reserve of Parklane, LLC                          1210 Parklane Road                                 McComb
   196  Fountain Park Plaza, L.L.C.                       33328 Plymouth Road                                Livonia
        Gilbert/Heather Self Storage Investors, LLC,
        Braswell GH Holdings, LLC, Caledonia GH
   198  Holdings, LLC, Kaplan GH Holdings LLC             405 North Gilbert Road                             Gilbert
   200  D.C. Lowville Associates LLC                      1000 Hemlock Drive                                 Lowville
   201  Rustburg Marketplace, LLC                         1051 Village Highway                               Rustburg
   206  119th Building Partnership, L.P.                  801-837 West 119th Street                          Chicago
   207  Sevren 779 Associates LLC                         779 East New York Avenue                           Brooklyn
   208  Triangle Center Pharmacy, LLC                     6927 Pendleton Pike                                Indianapolis
   209  COLE ST CLARKSVILLE IN, LLC                       1250 Veterans Parkway                              Clarksville
   212  Croft Station, L.L.C.                             9115 Old Statesville Road                          Charlotte
   214  Cortland MHC LLC                                  1512 North Somonauk Road                           DeKalb
   215  RHMZYU LLC                                        9402 Country Creek                                 Houston
   217  Devonshire Development Company LLC                3815 Devonshire Avenue                             Salem
   218  Cole OD Benton AR, LLC                            1621 Military Road                                 Benton
   220  Cole MT Topeka KS, LLC                            1530 Southwest Wanamaker Road                      Topeka
   222  Countryside MHC LLC                               5192 South Route 45-52                             Chebanse
   223  Oak Forest LLC                                    5110 West 159th Street                             Oak Forest



Loan #   State     Zip Code   County             Property Name                          Size      Measure       Interest Rate (%)
------   -------   --------   ----------------   ------------------------------------   -------   -----------   -----------------
     1   IL           60603   Cook               131 South Dearborn                     1504364   Square Feet             5.79000
     2   Various    Various   Various            Centro Heritage Portfolio IV           2788226   Square Feet             5.44050
  2.01   MA           01453   Worcester          Water Tower Plaza                       296320   Square Feet             5.44050
  2.02   PA           18974   Bucks              Warminster Towne Centre                 237234   Square Feet             5.44050
  2.03   NC           28403   New Hanover        University Commons                      235345   Square Feet             5.44050
  2.04   NC           28226   Mecklenburg        McMullen Creek Shopping Center          283323   Square Feet             5.44050
  2.05   NC           27834   Pitt               University Commons Greenville           232818   Square Feet             5.44050
  2.06   FL           34102   Collier            Naples Shopping Center                  198843   Square Feet             5.44050
  2.07   CT           06042   Hartford           Crossroads I & II                       105662   Square Feet             5.44050
  2.08   FL           34103   Collier            Park Shore Shopping Center              231830   Square Feet             5.44050
  2.09   NY           11776   Suffolk            Nesconset Shopping Center               122996   Square Feet             5.44050
   2.1   IL           60060   Lake               Long Meadow Commons                     118470   Square Feet             5.44050
  2.11   NY           11901   Suffolk            Roanoke Plaza                            99131   Square Feet             5.44050
  2.12   NH           03301   Merrimack          Capitol Shopping Center                 182821   Square Feet             5.44050
  2.13   ME           04102   Cumberland         Pine Tree Shopping Center               287513   Square Feet             5.44050
  2.14   CT           06040   Hartford           Slater Street                            51370   Square Feet             5.44050
  2.15   CT           06042   Hartford           Crossroads III                           68750   Square Feet             5.44050
  2.16   NM           87505   Santa Fe           St Francis Plaza                         35800   Square Feet             5.44050
     3   VA         Various   Various            Quantico Portfolio                      938769   Square Feet             5.32300
  3.01   VA           20151   Fairfax            4801 Stonecroft- TASC I/II              241283   Square Feet             5.32300
  3.02   VA           20164   Loudoun            22815 Glenn Drive                       126841   Square Feet             5.32300
  3.03   VA           20164   Loudoun            22879 Glenn Drive                        94545   Square Feet             5.32300
  3.04   VA           20164   Loudoun            22626 Sally Ride Drive                   43120   Square Feet             5.32300
  3.05   VA           20164   Loudoun            22635 Davis Drive                        48958   Square Feet             5.32300
  3.06   VA           20164   Loudoun            22750 Glenn Drive                        69587   Square Feet             5.32300
  3.07   VA           20164   Loudoun            22601 Davis Drive                        61500   Square Feet             5.32300
  3.08   VA           20164   Loudoun            22880 Glenn Drive                        64537   Square Feet             5.32300
  3.09   VA           20164   Loudoun            22825 Davis Drive                        57600   Square Feet             5.32300
   3.1   VA           20164   Loudoun            22645 Sally Ride Drive                   42580   Square Feet             5.32300
  3.11   VA           20164   Loudoun            22633 Davis Drive                        24050   Square Feet             5.32300
  3.12   VA           20164   Loudoun            22620 Sally Ride Drive                   21600   Square Feet             5.32300
  3.13   VA           20164   Loudoun            107 Carpenter Drive                      24196   Square Feet             5.32300
  3.14   VA           20164   Loudoun            109 Carpenter Drive                      18372   Square Feet             5.32300
     8   VA           22202   Arlington          Presidential Tower                      332928   Square Feet             5.52800
    10   Various    Various   Various            Americold Portfolio                    5489325   Square Feet             5.39600
 10.01   UT           84015   Davis              Clearfield                              455227   Square Feet             5.39600
 10.02   TN           37133   Rutherford         Murfreesboro                            226423   Square Feet             5.39600
 10.03   WA           99326   Franklin           Connell                                 299776   Square Feet             5.39600
 10.04   VA           22657   Shenandoah         Strasburg                               243170   Square Feet             5.39600
 10.05   TX           79118   Potter             Amarillo                                163796   Square Feet             5.39600
 10.06   GA           31792   Thomas             Thomasville                             252419   Square Feet             5.39600
 10.07   AR           72301   Crittenden         West Memphis                            252075   Square Feet             5.39600
 10.08   AR           72802   Pope               Russellville                            270772   Square Feet             5.39600
 10.09   NY           13209   Onondaga           Syracuse                                573183   Square Feet             5.39600
  10.1   GA           30336   Fulton             Atlanta                                 431369   Square Feet             5.39600
 10.11   WI           54413   Wood               Babcock                                 127260   Square Feet             5.39600
 10.12   CA           95380   Stanislaus         Turlock                                 188734   Square Feet             5.39600
 10.13   ID           83687   Canyon             Nampa                                   458518   Square Feet             5.39600
 10.14   OR           97071   Marion             Woodburn                                327601   Square Feet             5.39600
 10.15   KS           67219   Sedgwick           Wichita                                 168007   Square Feet             5.39600
 10.16   AR           72901   Sebastian          Fort Smith                              118003   Square Feet             5.39600
 10.17   KY           42455   Webster            Sebree                                  111499   Square Feet             5.39600
 10.18   MA           02118   Suffolk            Boston                                  260356   Square Feet             5.39600
 10.19   IA           52722   Scott              Bettendorf                              398223   Square Feet             5.39600
  10.2   WA           99362   Walla Walla        Walla Walla                             162914   Square Feet             5.39600
 11.99   PA           15203   Allegheny          Southside Works/Quantum Roll-up         402787   Square Feet             5.72990
    11   PA           15203   Allegheny          Southside Works                         251346   Square Feet             5.72990
 11.01   PA           15203   Allegheny          2700 East Carson Street                 171244   Square Feet             5.72990
 11.02   PA           15203   Allegheny          2600 East Carson                         42809   Square Feet             5.72990
 11.03   PA           15203   Allegheny          2800 Block Associates                    37293   Square Feet             5.72990
    12   PA           15203   Allegheny          Quantum One                             151441   Square Feet             5.72990
    14   VA         Various   Various            Cabot Industrial Portfolio             2108357   Square Feet             5.44800
 14.01   IL           60103   Dupage             Brewster Creek Boulevard                259200   Square Feet             5.44800
 14.02   GA           30260   Clayton            Citizens and Southlake Parkway          445204   Square Feet             5.44800
 14.03   FL           32810   Orange             Northpark Commerce Center               148822   Square Feet             5.44800
 14.04   KY           41048   Boone              Aviation Boulevard                      146000   Square Feet             5.44800
 14.05   TX           77040   Harris             West Little York Road                    61800   Square Feet             5.44800
 14.06   IL           60101   Dupage             West Republic Drive                     103000   Square Feet             5.44800
 14.07   TN           38115   Shelby             East Raines Road                        180000   Square Feet             5.44800
 14.08   OH           43085   Franklin           East Wilson Bridge Road                  99810   Square Feet             5.44800
 14.09   GA           30071   Gwinnett           Avalon Ridge Parkway                     93133   Square Feet             5.44800
  14.1   IL           60007   Cook               East Devon Avenue                        68742   Square Feet             5.44800
 14.11   IL           60563   Dupage             1670 Frontenac Road                      93405   Square Feet             5.44800
 14.12   TN           38118   Shelby             Old Lamar Avenue                        124812   Square Feet             5.44800
 14.13   TN           38115   Shelby             South Mendenhall Road                   102500   Square Feet             5.44800
 14.14   TX         Various   Various            Dallas and Houston Properties            67334   Square Feet             5.44800
 14.15   IL           60056   Cook               451 Kingston Court                       34475   Square Feet             5.44800
 14.16   NC           28206   Mecklenburg        West 32nd Street                         80120   Square Feet             5.44800
    15   OK           73102   Oklahoma           Leadership Square                       732122   Square Feet             5.83400
    17   OH           44114   Cuyahoga           Fifth Third Center                      508397   Square Feet             5.60760
    19   TX           77304   Montgomery         Conroe Marketplace Shopping Center      375656   Square Feet             5.81800
    22   GA           30328   Fulton             City Walk - 227                         170723   Square Feet             5.86800
    23   OR           97123   Washington         Kimco PNP - Sunset Esplanade            260954   Square Feet             5.44550
    24   CA           92553   Riverside          Moreno Valley Plaza                     341011   Square Feet             5.66990
    30   CA           91745   Los Angeles        Kimco PNP - Bixby Hacienda Plaza        135012   Square Feet             5.44550
    32   CA           92008   San Diego          Kimco PNP - North County Plaza          160928   Square Feet             5.44550
    33   IL           60045   Lake               Market Square                           100591   Square Feet             5.60900
    34   CA           91355   Los Angeles        Kimco PNP - Granary Square              143333   Square Feet             5.44550
    36   CA           95355   Stanislaus         Kimco PNP - Century Center              214772   Square Feet             5.44550
    37   WI           53188   Waukesha           West Grove on The Lake Apartments          476   Units                   6.30230
    40   CA           95746   Placer             Kimco PNP - Country Gables Shopping
                                                  Center                                 140184   Square Feet             5.44550
    41   MI           48098   Oakland            UnaSource Health LLC                     72743   Square Feet             5.72200
    43   TX           77007   Harris             55 Waugh Office Building                244076   Square Feet             5.65800
    44   MD           21093   Baltimore          Timonium Fairgrounds Shopping Center    106594   Square Feet             5.54250
    45   NY           13637   Jefferson          Leray Heights Apartments                   300   Units                   6.16000
    46   MI           49401   Ottawa             Campus View Apartments                    1002   Beds                    5.44000
    47   NY           11220   Kings              745 64th Street                          86638   Square Feet             5.38900
    48   IL           61701   McLean             Doubletree Hotel                           197   Rooms                   5.67000
    49   NV           89014   Clark              Kimco PNP - Green Valley Town and
                                                   Country                               130773   Square Feet             5.44550
    50   TX           77304   Montgomery         River Pointe Apartments                    311   Units                   5.81400
    51   FL           33408   Palm Beach         City Centre                              93563   Square Feet             5.74500
    53   CA           94568   Alameda            Kimco PNP - Dublin Retail Center        154728   Square Feet             5.44550
    56   MD           21740   Washington         Lenox                                   506003   Square Feet             5.73000
    57   CA           90245   Los Angeles        2200/2250 Park Place                    100836   Square Feet             5.56550
    58   WA           98405   Pierce             Kimco PNP - Tacoma Central              134868   Square Feet             5.38550
    61   CA           93923   Monterey           Carmel Mission Inn                         165   Rooms                   5.92000
    62   NC           27265   Guilford           Palladium Park                             216   Units                   5.50600
    64   NC           27603   Wake               University Village                         600   Beds                    5.56000
    65   TX           77388   Harris             Cypresswoods Commons                     80371   Square Feet             6.16250
    66   Various    Various   Various            Safrin Portfolio                        368034   Square Feet             5.71720
 66.01   TN           38122   Shelby             842 Virginia Run Road                    30266   Square Feet             5.71720
 66.02   LA           70809   East Baton Rouge   11777 Industriplex Boulevard             30800   Square Feet             5.71720
 66.03   IN           46516   Elkhart            2040 Toledo Road                        144800   Square Feet             5.71720
 66.04   NY           13365   Herkimer           25 Industrial Park Drive Bldgs 2 & 3    162168   Square Feet             5.71720
    68   CA           94044   San Mateo          Kimco PNP - Fairmont Shopping Center    104281   Square Feet             5.38550
    69   KY           40228   Jefferson          Schmier/Louisville United               360000   Square Feet             5.66550
    73   FL           33612   Hillsborough       Sypris                                  308320   Square Feet             5.49000
    77   MD           21401   Anne Arundel       116 Defense Highway                      81931   Square Feet             6.00000
    78   NY           10001   New York           208-212 West 30th St.                    77100   Square Feet             5.75700
    79   WA           98030   King               Kimco PNP - Canyon Ridge Plaza           86909   Square Feet             5.44550
    83   TX           75243   Dallas             Plaza Rios Shopping Center              125195   Square Feet             5.71000
    86   IL           60018   Cook               9915 Bryn Mawr Avenue                    71132   Square Feet             5.98500
    89   AZ           85209   Maricopa           Kiowa Village Retail Center              46871   Square Feet             5.95800
    93   NJ           08823   Somerset           Somerset Plaza Shopping Center           67546   Square Feet             5.59400
    94   CA           91606   Los Angeles        6400 Laurel Canyon Blvd                  88148   Square Feet             5.61000
    97   NJ           07748   Monmouth           Middletown Village Mall                  72870   Square Feet             5.88400
    99   NJ           07869   Morris             111 Canfield Road                       139442   Square Feet             5.66400
   102   CA           94541   Alameda            Kimco PNP - Creekside Center             80911   Square Feet             5.44550
   103   NV           89103   Clark              Valley View Pointe                       92897   Square Feet             5.49000
   104   MA           02111   Suffolk            186 Lincoln Street                       67932   Square Feet             5.66500
   105   WA           98031   King               Kimco PNP - Panther Lake                 69090   Square Feet             5.44550
   109   CA           90277   Los Angeles        Riviera Building                         31539   Square Feet             5.74500
   110   NC           27560   Wake               Fairfield Inn & Suites RDU Airport         112   Rooms                   5.73600
   111   TX           75051   Dallas             Plaza 303 Shopping Center               124476   Square Feet             5.59200
   112   VA           22406   Stafford           Spring Knoll Shopping Center             55098   Square Feet             5.91900
   113   FL           32137   Flagler            Champion Self Storage                      779   Units                   5.78300
   115   MN           56001   Blue Earth         Brett's Building - Mankato Place        142292   Square Feet             5.80000
   116   NY           13619   Jefferson          Warwick Place Apartments                   126   Units                   6.27500
   118   VT           05701   Rutland            Holiday Inn Rutland                        151   Rooms                   6.05000
   120   NC           27612   Wake               Fairfield Inn & Suites - Raleigh           125   Rooms                   5.75600
   121   NY           13619   Jefferson          Sedgewick Pines                            122   Units                   6.27500
   124   TX           77301   Montgomery         100 Interstate 45 North                  81036   Square Feet             5.57100
   129   FL           32960   Indian River       1155 35th Lane                           39966   Square Feet             5.58500
   131   CA           90670   Los Angeles        9300 Santa Fe Springs Road               63837   Square Feet             5.70000
   132   AL           35222   Jefferson          Airport Highway Park                    312398   Square Feet             5.69100
   133   TX           77077   Harris             Gray Falls Center                        99206   Square Feet             5.70000
   135   MO           63131   St. Louis          Mason Woods Village                      55614   Square Feet             5.70000
   136   IL           60120   Kane               Old Oaks                                   263   Pads                    5.68610
   139   MI           49424   Ottawa             North Pointe Apartments                    120   Units                   5.86900
   141   CA           92056   San Diego          Holiday Inn Express - Oceanside             62   Rooms                   5.90000
   142   MI           49418   Various            PRD Development                          67128   Square Feet             5.79000
   143   CA           92054   San Diego          Kimco PNP - Oceanside Town & Country     88414   Square Feet             5.44550
   145   IL           60076   Cook               8100 North McCormick Boulevard           93159   Square Feet             5.71530
   146   PA           17406   York               Berkshire Business Park                 246500   Square Feet             5.65000
   149   LA           71106   Caddo              Sealy Uptown Retail Center              120156   Square Feet             6.00000
   150   NJ           07728   Monmouth           Fairfield Park                          176943   Square Feet             5.65000
   153   AL           35173   Jefferson          Holiday Inn Express - Birmingham            64   Rooms                   5.79970
   158   OK           74116   Tulsa              Nautilus                                134600   Square Feet             5.73700
   159   NY           13642   St. Lawrence       Northwood Grove Apartments                  96   Units                   6.27500
   160   IN           46526   Elkhart            Masonite US Corp Industrial Facility    196320   Square Feet             5.62800
   162   MI           48439   Genesee            Grand Blanc                              60589   Square Feet             5.76900
   164   WI           54467   Portage            Elder Beerman Center                     65964   Square Feet             5.65600
   167   WA           98312   Kitsap             Rite Aid                                111997   Square Feet             5.80500
   168   PA           17402   York               Concord Road Associates                 251372   Square Feet             5.60000
   171   NJ           07869   Morris             Mountain Ridge Business Park             69950   Square Feet             5.66400
   172   TX           78751   Travis             Concorde Center                          48245   Square Feet             5.71400
   175   MI           48360   Oakland            Orion Marketplace                        59572   Square Feet             5.87200
   176   KS           67212   Sedgwick           Central Heights Shopping Center          99800   Square Feet             5.59200
   177   IL           61615   Peoria             Gordman's                                60947   Square Feet             5.71200
   178   CA           91324   Los Angeles        9221 Corbin Avenue                       48203   Square Feet             5.84100
   180   NJ           07059   Somerset           41 Mountain Boulevard                    25125   Square Feet             6.10000
   182   PA           17406   York               Buttonwood Gardens                          76   Units                   5.50000
   184   FL           32405   Bay                Mariner Plaza                            54027   Square Feet             5.70100
   185   CA           94109   San Francisco      1801 Van Ness Ave.                       11992   Square Feet             5.73500
   186   KY           41042   Boone              Florence Marketplace                     24913   Square Feet             5.77000
   190   KY           40510   Fayette            Safe Storage Lexington                     830   Units                   6.05000
   191   IN           46819   Allen              Winchester Woods Apartments                168   Units                   5.69100
   192   PA           18657   Wyoming            Tunkhannock Geisinger Building           25800   Square Feet             5.85800
   193   MS           39648   Pike               Parklane                                    88   Units                   6.00600
   196   MI           48150   Wayne              Fountain Park Plaza                      17828   Square Feet             5.53800
   198   AZ           85234   Maricopa           Gilbert Road Self Storage                  626   Units                   5.79100
   200   NY           13367   Lewis              Thornhill Terrace Apartments                56   Units                   6.27500
   201   VA           24588   Campbell           Fairview Shopping Center                 46700   Square Feet             5.70400
   206   IL           60643   Cook               119th Street Plaza                       59875   Square Feet             6.15000
   207   NY           11203   KIngs              779 East New York Ave                    30000   Square Feet             5.80000
   208   IN           46226   Marion             Triangle Retail                          12900   Square Feet             5.79000
   209   IN           47129   Clark              Staples - Clarksville IN                 20388   Square Feet             5.77500
   212   NC           28269   Mecklenburg        Croft Station                            40250   Square Feet             5.80400
   214   IL           60115   DeKalb             Cortland MHC                               102   Pads                    5.73500
   215   TX           77036   Harris             Westwood Square                          49274   Square Feet             6.09500
   217   OR           97305   Marion             The Devonshire Shops                     12130   Square Feet             5.77100
   218   AR           72015   Saline             Office Depot Benton, Arkansas            20515   Square Feet             5.76500
   220   KS           66604   Shawnee            Davids Bridal - Radio Shack - Topeka     10150   Square Feet             5.76500
   222   IL           60922   Kankakee           Countryside MHC                             92   Pads                    5.73500
   223   IL           60452   Cook               Oak Forest                                  65   Pads                    5.74400



         Net Mortgage
Loan #   Interest Rate   Original Balance   Cutoff Balance   Term   Rem.Term   Maturity/ARD Date   Amort. Term  Rem. Amort.
------   -------------   ----------------   --------------   ----   --------   -----------------   -----------  -----------
     1         5.77946        236,000,000      236,000,000    120        117   12/01/16                     0             0
     2         5.41996        226,109,468      226,109,468    120        117   12/01/16                     0             0
  2.01                         29,309,468       29,309,468    120        117   12/01/16                     0             0
  2.02                         21,800,000       21,800,000    120        117   12/01/16                     0             0
  2.03                         20,200,000       20,200,000    120        117   12/01/16                     0             0
  2.04                         18,500,000       18,500,000    120        117   12/01/16                     0             0
  2.05                         18,000,000       18,000,000    120        117   12/01/16                     0             0
  2.06                         17,400,000       17,400,000    120        117   12/01/16                     0             0
  2.07                         15,200,000       15,200,000    120        117   12/01/16                     0             0
  2.08                         14,600,000       14,600,000    120        117   12/01/16                     0             0
  2.09                         13,300,000       13,300,000    120        117   12/01/16                     0             0
   2.1                         11,900,000       11,900,000    120        117   12/01/16                     0             0
  2.11                          9,900,000        9,900,000    120        117   12/01/16                     0             0
  2.12                          9,600,000        9,600,000    120        117   12/01/16                     0             0
  2.13                          9,600,000        9,600,000    120        117   12/01/16                     0             0
  2.14                          7,600,000        7,600,000    120        117   12/01/16                     0             0
  2.15                          5,300,000        5,300,000    120        117   12/01/16                     0             0
  2.16                          3,900,000        3,900,000    120        117   12/01/16                     0             0
     3         5.30246        131,250,000      131,250,000    120        120   03/01/17                     0             0
  3.01                         55,817,132       55,817,132    120        120   03/01/17                     0             0
  3.02                         12,598,724       12,598,724    120        120   03/01/17                     0             0
  3.03                          9,728,129        9,728,129    120        120   03/01/17                     0             0
  3.04                          6,698,056        6,698,056    120        120   03/01/17                     0             0
  3.05                          6,299,362        6,299,362    120        120   03/01/17                     0             0
  3.06                          6,139,886        6,139,886    120        120   03/01/17                     0             0
  3.07                          6,060,146        6,060,146    120        120   03/01/17                     0             0
  3.08                          5,980,407        5,980,407    120        120   03/01/17                     0             0
  3.09                          5,900,668        5,900,668    120        120   03/01/17                     0             0
   3.1                          4,465,371        4,465,371    120        120   03/01/17                     0             0
  3.11                          3,588,244        3,588,244    120        120   03/01/17                     0             0
  3.12                          3,508,505        3,508,505    120        120   03/01/17                     0             0
  3.13                          2,631,379        2,631,379    120        120   03/01/17                     0             0
  3.14                          1,833,991        1,833,991    120        120   03/01/17                     0             0
     8         5.50746         80,000,000       80,000,000    120        118   01/01/17                     0             0
    10         5.37546         70,000,000       70,000,000    109        107   02/01/16                     0             0
 10.01                          8,768,000        8,768,000    109        107   02/01/16                     0             0
 10.02                          6,480,000        6,480,000    109        107   02/01/16                     0             0
 10.03                          5,882,800        5,882,800    109        107   02/01/16                     0             0
 10.04                          5,520,000        5,520,000    109        107   02/01/16                     0             0
 10.05                          4,989,600        4,989,600    109        107   02/01/16                     0             0
 10.06                          4,373,600        4,373,600    109        107   02/01/16                     0             0
 10.07                          3,819,200        3,819,200    109        107   02/01/16                     0             0
 10.08                          3,773,000        3,773,000    109        107   02/01/16                     0             0
 10.09                          3,234,000        3,234,000    109        107   02/01/16                     0             0
  10.1                          3,040,000        3,040,000    109        107   02/01/16                     0             0
 10.11                          2,987,600        2,987,600    109        107   02/01/16                     0             0
 10.12                          2,950,200        2,950,200    109        107   02/01/16                     0             0
 10.13                          2,556,400        2,556,400    109        107   02/01/16                     0             0
 10.14                          2,356,200        2,356,200    109        107   02/01/16                     0             0
 10.15                          2,125,200        2,125,200    109        107   02/01/16                     0             0
 10.16                          1,752,000        1,752,000    109        107   02/01/16                     0             0
 10.17                          1,740,200        1,740,200    109        107   02/01/16                     0             0
 10.18                          1,370,000        1,370,000    109        107   02/01/16                     0             0
 10.19                          1,320,000        1,320,000    109        107   02/01/16                     0             0
  10.2                            962,000          962,000    109        107   02/01/16                     0             0
 11.99                         69,500,000       69,500,000    120        119   02/01/17                     0             0
    11         5.68936         49,610,000       49,610,000    120        119   02/01/17                     0             0
 11.01                         25,610,000       25,610,000    120        119   02/01/17                     0             0
 11.02                         18,600,000       18,600,000    120        119   02/01/17                     0             0
 11.03                          5,400,000        5,400,000    120        119   02/01/17                     0             0
    12         5.68936         19,890,000       19,890,000    120        119   02/01/17                     0             0
    14         5.42746         61,365,000       61,365,000    120        118   01/01/17                     0             0
 14.01                         10,042,824       10,042,824    120        118   01/01/17                     0             0
 14.02                          7,699,498        7,699,498    120        118   01/01/17                     0             0
 14.03                          5,824,838        5,824,838    120        118   01/01/17                     0             0
 14.04                          4,351,890        4,351,890    120        118   01/01/17                     0             0
 14.05                          3,916,701        3,916,701    120        118   01/01/17                     0             0
 14.06                          3,635,502        3,635,502    120        118   01/01/17                     0             0
 14.07                          3,615,417        3,615,417    120        118   01/01/17                     0             0
 14.08                          3,531,726        3,531,726    120        118   01/01/17                     0             0
 14.09                          3,414,560        3,414,560    120        118   01/01/17                     0             0
  14.1                          3,207,008        3,207,008    120        118   01/01/17                     0             0
 14.11                          2,798,600        2,798,600    120        118   01/01/17                     0             0
 14.12                          2,410,278        2,410,278    120        118   01/01/17                     0             0
 14.13                          2,125,731        2,125,731    120        118   01/01/17                     0             0
 14.14                          1,844,532        1,844,532    120        118   01/01/17                     0             0
 14.15                          1,606,852        1,606,852    120        118   01/01/17                     0             0
 14.16                          1,339,043        1,339,043    120        118   01/01/17                     0             0
    15         5.81346         61,000,000       61,000,000    120        119   02/01/17                   360           360
    17         5.58706         49,250,000       49,250,000    120        117   12/01/16                   360           360
    19         5.79746         42,350,000       42,350,000    120        118   01/01/17                     0             0
    22         5.84746         38,280,000       38,280,000    120        119   02/01/17                     0             0
    23         5.42496         36,000,000       36,000,000    120        116   11/01/16                     0             0
    24         5.64936         35,250,000       35,250,000    120        118   01/01/17                     0             0
    30         5.42496         30,800,000       30,800,000    120        116   11/01/16                     0             0
    32         5.42496         30,000,000       30,000,000    120        116   11/01/16                     0             0
    33         5.53846         29,000,000       29,000,000    120        118   01/01/17                   360           360
    34         5.42496         28,900,000       28,900,000    120        116   11/01/16                     0             0
    36         5.42496         27,800,000       27,800,000    120        116   11/01/16                     0             0
    37         6.23176         26,000,000       26,000,000    120        118   01/01/17                   360           360
    40         5.42496         21,500,000       21,500,000    120        116   11/01/16                     0             0
    41         5.70146         21,000,000       21,000,000    120        117   12/01/16                   360           360
    43         5.61746         20,700,000       20,700,000    120        119   02/01/17                   360           360
    44         5.48316         20,500,000       20,500,000    120        118   01/01/17                   360           360
    45         6.13946         20,400,000       20,283,927    120        114   09/01/16                   360           354
    46         5.40946         20,000,000       20,000,000    120        118   01/01/17                     0             0
    47         5.36846         20,000,000       19,971,660    120        119   02/01/17                   360           359
    48         5.64946         20,000,000       19,954,370    120        118   01/01/17                   360           358
    49         5.42496         19,600,000       19,600,000    120        116   11/01/16                     0             0
    50         5.79346         19,280,000       19,280,000    120        117   12/01/16                     0             0
    51         5.68446         18,750,000       18,750,000    120        118   01/01/17                     0             0
    53         5.42496         18,400,000       18,400,000    120        116   11/01/16                     0             0
    56         5.70946         17,550,000       17,550,000    120        118   01/01/17                   360           360
    57         5.54496         17,000,000       17,000,000    120        119   02/01/17                   360           360
    58         5.36496         17,000,000       17,000,000    120        116   11/01/16                     0             0
    61         5.89946         16,000,000       16,000,000     84         82   01/01/14                   360           360
    62         5.48546         15,500,000       15,500,000    120        118   01/01/17                   360           360
    64         5.53946         15,000,000       15,000,000    120        118   01/01/17                   360           360
    65         6.14196         15,000,000       14,980,390    120        119   02/01/17                   360           359
    66         5.69666         14,880,000       14,880,000    120        117   12/01/16                   360           360
 66.01                          4,800,000        4,800,000    120        117   12/01/16                   360           360
 66.02                          3,760,000        3,760,000    120        117   12/01/16                   360           360
 66.03                          3,520,000        3,520,000    120        117   12/01/16                   360           360
 66.04                          2,800,000        2,800,000    120        117   12/01/16                   360           360
    68         5.36496         14,700,000       14,700,000    120        116   11/01/16                     0             0
    69         5.60496         14,700,000       14,700,000    120        119   02/01/17                   360           360
    73         5.41946         13,461,000       13,461,000    120        118   01/01/17                   360           360
    77         5.97946         13,074,000       13,074,000    120        117   12/01/16                   360           360
    78         5.73646         13,000,000       13,000,000    120        116   11/01/16                     0             0
    79         5.42496         13,000,000       13,000,000    120        116   11/01/16                     0             0
    83         5.68946         12,020,000       12,003,542    120        119   02/01/17                   360           359
    86         5.96446         12,000,000       11,984,030    120        119   02/01/17                   360           359
    89         5.93746         11,200,000       11,200,000    120        117   12/01/16                   360           360
    93         5.53346         10,975,000       10,975,000    120        118   01/01/17                   360           360
    94         5.58946         10,900,000       10,900,000    120        118   01/01/17                   360           360
    97         5.82346         10,600,000       10,600,000    120        119   02/01/17                   360           360
    99         5.60346         10,200,000       10,200,000    120        118   01/01/17                   360           360
   102         5.42496         10,200,000       10,200,000    120        116   11/01/16                     0             0
   103         5.46946         10,000,000       10,000,000    120        119   02/01/17                   360           360
   104         5.64446          9,800,000        9,800,000    120        119   02/01/17                   360           360
   105         5.42496          9,800,000        9,800,000    120        116   11/01/16                     0             0
   109         5.67446          9,000,000        9,000,000    120        120   03/01/17                   360           360
   110         5.71546          9,000,000        8,971,624    120        117   12/01/16                   360           357
   111         5.57146          9,000,000        8,970,843    120        117   12/01/16                   360           357
   112         5.89846          8,700,000        8,700,000    120        119   02/01/17                   360           360
   113         5.67246          8,400,000        8,400,000    120        117   12/01/16                   360           360
   115         5.73946          8,300,000        8,300,000    120        117   12/01/16                   360           360
   116         6.25446          8,100,000        8,062,822    120        115   10/01/16                   360           355
   118         6.02946          8,000,000        7,982,848    120        118   01/01/17                   360           358
   120         5.73546          7,925,000        7,900,108    120        117   12/01/16                   360           357
   121         6.25446          7,900,000        7,863,740    120        115   10/01/16                   360           355
   124         5.55046          7,500,000        7,500,000    120        119   02/01/17                   360           360
   129         5.56446          7,400,000        7,400,000    120        118   01/01/17                   360           360
   131         5.67946          7,375,000        7,375,000    120        117   12/01/16                   360           360
   132         5.67046          7,360,000        7,360,000    120        118   01/01/17                   360           360
   133         5.67946          7,350,000        7,350,000    120        118   01/01/17                   360           360
   135         5.67946          7,200,000        7,200,000    120        118   01/01/17                     0             0
   136         5.62556          7,200,000        7,200,000    120        118   01/01/17                   360           360
   139         5.84846          7,050,000        7,050,000    120        118   01/01/17                   360           360
   141         5.83946          7,000,000        6,984,620    120        118   01/01/17                   360           358
   142         5.76946          6,900,000        6,900,000    120        117   12/01/16                   360           360
   143         5.42496          6,800,000        6,800,000    120        116   11/01/16                     0             0
   145         5.69476          6,700,000        6,700,000    120        117   12/01/16                   360           360
   146         5.56946          6,700,000        6,628,489    180        177   12/01/21                   180           177
   149         5.97946          6,500,000        6,485,950    120        118   01/01/17                   360           358
   150         5.60946          6,500,000        6,485,122    120        118   01/01/17                   360           358
   153         5.70916          6,050,000        6,022,879    120        117   12/01/16                   300           297
   158         5.71646          5,868,000        5,859,988    120        119   02/01/17                   360           359
   159         6.25446          5,850,000        5,817,478    120        114   09/01/16                   360           354
   160         5.60746          5,775,000        5,758,826    120        118   01/01/17                   324           322
   162         5.69846          5,750,000        5,731,984    120        117   12/01/16                   360           357
   164         5.57546          5,680,000        5,680,000    120        119   02/01/17                   360           360
   167         5.74446          5,350,000        5,326,037    120        117   12/01/16                   300           297
   168         5.51946          5,300,000        5,243,194    180        177   12/01/21                   180           177
   171         5.60346          5,100,000        5,100,000    120        118   01/01/17                   360           360
   172         5.69346          5,000,000        5,000,000    120        118   01/01/17                   360           360
   175         5.85146          5,000,000        4,984,438    120        118   01/01/17                   300           298
   176         5.57146          5,000,000        4,983,802    120        117   12/01/16                   360           357
   177         5.69146          4,950,000        4,950,000    120        119   02/01/17                     0             0
   178         5.82046          4,920,000        4,920,000    120        117   12/01/16                     0             0
   180         6.07946          4,800,000        4,800,000    120        118   01/01/17                   360           360
   182         5.47946          4,750,000        4,750,000    120        118   01/01/17                   360           360
   184         5.59046          4,600,000        4,600,000    120        118   01/01/17                   360           360
   185         5.66446          4,400,000        4,400,000    120        118   01/01/17                   360           360
   186         5.69946          4,300,000        4,300,000    120        117   12/01/16                   360           360
   190         5.97946          4,200,000        4,200,000    120        118   01/01/17                   360           360
   191         5.67046          4,160,000        4,160,000    120        119   02/01/17                   360           360
   192         5.83746          4,080,000        4,061,338    120        118   01/01/17                   240           238
   193         5.98546          3,960,000        3,960,000    120        119   02/01/17                     0             0
   196         5.51746          3,720,000        3,720,000    120        118   01/01/17                   360           360
   198         5.68046          3,600,000        3,600,000    120        117   12/01/16                   360           360
   200         6.25446          3,550,000        3,530,265    120        114   09/01/16                   360           354
   201         5.64346          3,520,000        3,520,000    120        118   01/01/17                   360           360
   206         6.12946          3,000,000        3,000,000    120        116   11/01/16                   360           360
   207         5.77946          3,000,000        3,000,000    120        118   01/01/17                   360           360
   208         5.76946          3,000,000        2,990,638    120        117   12/01/16                   360           357
   209         5.75446          2,900,000        2,900,000    120        118   01/01/17                     0             0
   212         5.78346          2,720,000        2,716,312    120        119   02/01/17                   360           359
   214         5.67446          2,446,000        2,446,000    120        117   12/01/16                   360           360
   215         6.07446          2,400,000        2,400,000    120        118   01/01/17                   360           360
   217         5.68046          2,200,000        2,200,000    120        118   01/01/17                   360           360
   218         5.74446          2,130,000        2,130,000    120        117   12/01/16                     0             0
   220         5.74446          2,000,000        2,000,000    120        117   12/01/16                     0             0
   222         5.67446          1,704,000        1,704,000    120        117   12/01/16                   360           360
   223         5.68346          1,675,000        1,675,000    120        117   12/01/16                   360           360


         Monthly Debt   Servicing   Accrual                  ARD Step Up                   Crossed   Originator/Loan
Loan #   Service        Fee Rate    Type         ARD (Y/N)   (%)           Title Type      Loan      Seller
------   ------------   ---------   ----------   ---------   -----------   -------------   -------   ---------------
     1      1,154,515     0.01000   Actual/360   No                        Fee                       JPMCB
     2      1,039,362     0.02000   Actual/360   No                        Fee                       JPMCB
  2.01                                           No                        Fee                       JPMCB
  2.02                                           No                        Fee                       JPMCB
  2.03                                           No                        Fee                       JPMCB
  2.04                                           No                        Fee                       JPMCB
  2.05                                           No                        Fee                       JPMCB
  2.06                                           No                        Fee                       JPMCB
  2.07                                           No                        Fee                       JPMCB
  2.08                                           No                        Fee                       JPMCB
  2.09                                           No                        Fee                       JPMCB
   2.1                                           No                        Fee                       JPMCB
  2.11                                           No                        Fee                       JPMCB
  2.12                                           No                        Fee                       JPMCB
  2.13                                           No                        Fee                       JPMCB
  2.14                                           No                        Fee                       JPMCB
  2.15                                           No                        Fee                       JPMCB
  2.16                                           No                        Fee                       JPMCB
     3        590,289     0.02000   Actual/360   No                        Fee                       JPMCB
  3.01                                           No                        Fee                       JPMCB
  3.02                                           No                        Fee                       JPMCB
  3.03                                           No                        Fee                       JPMCB
  3.04                                           No                        Fee                       JPMCB
  3.05                                           No                        Fee                       JPMCB
  3.06                                           No                        Fee                       JPMCB
  3.07                                           No                        Fee                       JPMCB
  3.08                                           No                        Fee                       JPMCB
  3.09                                           No                        Fee                       JPMCB
   3.1                                           No                        Fee                       JPMCB
  3.11                                           No                        Fee                       JPMCB
  3.12                                           No                        Fee                       JPMCB
  3.13                                           No                        Fee                       JPMCB
  3.14                                           No                        Fee                       JPMCB
     8        373,652     0.02000   Actual/360   No                        Fee                       JPMCB
    10        319,138     0.02000   Actual/360   No                        Fee                       JPMCB
 10.01                                           No                        Fee                       JPMCB
 10.02                                           No                        Fee                       JPMCB
 10.03                                           No                        Fee                       JPMCB
 10.04                                           No                        Fee                       JPMCB
 10.05                                           No                        Fee                       JPMCB
 10.06                                           No                        Fee                       JPMCB
 10.07                                           No                        Fee                       JPMCB
 10.08                                           No                        Fee                       JPMCB
 10.09                                           No                        Fee                       JPMCB
  10.1                                           No                        Fee                       JPMCB
 10.11                                           No                        Fee                       JPMCB
 10.12                                           No                        Fee                       JPMCB
 10.13                                           No                        Fee                       JPMCB
 10.14                                           No                        Fee                       JPMCB
 10.15                                           No                        Fee                       JPMCB
 10.16                                           No                        Fee                       JPMCB
 10.17                                           No                        Fee                       JPMCB
 10.18                                           No                        Fee                       JPMCB
 10.19                                           No                        Fee                       JPMCB
  10.2                                           No                        Fee                       JPMCB
 11.99        336,466               Actual/360   No                        Fee                       JPMCB
    11        240,174     0.04000   Actual/360   No                        Fee             B         JPMCB
 11.01                                           No                        Fee                       JPMCB
 11.02                                           No                        Fee                       JPMCB
 11.03                                           No                        Fee                       JPMCB
    12         96,292     0.04000   Actual/360   No                        Fee             B         JPMCB
    14        282,467     0.02000   Actual/360   No                        Fee                       JPMCB
 14.01                                           No                        Fee                       JPMCB
 14.02                                           No                        Fee                       JPMCB
 14.03                                           No                        Fee                       JPMCB
 14.04                                           No                        Fee                       JPMCB
 14.05                                           No                        Fee                       JPMCB
 14.06                                           No                        Fee                       JPMCB
 14.07                                           No                        Fee                       JPMCB
 14.08                                           No                        Fee                       JPMCB
 14.09                                           No                        Fee                       JPMCB
  14.1                                           No                        Fee                       JPMCB
 14.11                                           No                        Fee                       JPMCB
 14.12                                           No                        Fee                       JPMCB
 14.13                                           No                        Fee                       JPMCB
 14.14                                           No                        Fee                       JPMCB
 14.15                                           No                        Fee                       JPMCB
 14.16                                           No                        Fee                       JPMCB
    15        359,241     0.02000   Actual/360   No                        Fee                       JPMCB
    17        282,970     0.02000   Actual/360   No                        Fee                       JPMCB
    19        208,179     0.02000   Actual/360   No                        Fee                       JPMCB
    22        189,789     0.02000   Actual/360   No                        Fee                       JPMCB
    23        165,634     0.02000   Actual/360   No                        Fee                       JPMCB
    24        168,867     0.02000   Actual/360   No                        Fee                       JPMCB
    30        141,709     0.02000   Actual/360   No                        Fee                       JPMCB
    32        138,028     0.02000   Actual/360   No                        Fee                       JPMCB
    33        166,648     0.07000   Actual/360   No                        Fee                       JPMCB
    34        132,967     0.02000   Actual/360   No                        Fee                       JPMCB
    36        127,906     0.02000   Actual/360   No                        Fee                       JPMCB
    37        160,972     0.07000   Actual/360   No                        Leasehold                 JPMCB
    40         98,920     0.02000   Actual/360   No                        Fee                       JPMCB
    41        122,177     0.02000   Actual/360   No                        Fee                       JPMCB
    43        119,593     0.04000   Actual/360   No                        Fee                       JPMCB
    44        116,944     0.05880   Actual/360   No                        Fee                       JPMCB
    45        124,415     0.02000   Actual/360   No                        Fee                       JPMCB
    46         91,926     0.03000   Actual/360   No                        Fee                       JPMCB
    47        112,169     0.02000   Actual/360   No                        Fee/Leasehold             JPMCB
    48        115,700     0.02000   Actual/360   No                        Fee                       JPMCB
    49         90,178     0.02000   Actual/360   No                        Fee                       JPMCB
    50         94,709     0.02000   Actual/360   No                        Fee                       JPMCB
    51         91,012     0.06000   Actual/360   No                        Fee                       JPMCB
    53         84,657     0.02000   Actual/360   No                        Fee                       JPMCB
    56        102,194     0.02000   Actual/360   No                        Fee                       JPMCB
    57         97,224     0.02000   Actual/360   No                        Fee                       JPMCB
    58         77,354     0.02000   Actual/360   No                        Fee                       JPMCB
    61         95,107     0.02000   Actual/360   No                        Leasehold                 JPMCB
    62         88,066     0.02000   Actual/360   No                        Fee                       JPMCB
    64         85,734     0.02000   Actual/360   No                        Fee                       JPMCB
    65         91,506     0.02000   Actual/360   No                        Fee                       JPMCB
    66         86,526     0.02000   Actual/360   No                        Fee                       JPMCB
 66.01                                           No                        Fee                       JPMCB
 66.02                                           No                        Fee                       JPMCB
 66.03                                           No                        Fee                       JPMCB
 66.04                                           No                        Fee                       JPMCB
    68         66,889     0.02000   Actual/360   No                        Fee                       JPMCB
    69         84,998     0.06000   Actual/360   No                        Fee                       JPMCB
    73         76,346     0.07000   Actual/360   No                        Fee                       JPMCB
    77         78,385     0.02000   Actual/360   No                        Fee                       JPMCB
    78         63,234     0.02000   Actual/360   No                        Fee                       JPMCB
    79         59,812     0.02000   Actual/360   No                        Fee                       JPMCB
    83         69,840     0.02000   Actual/360   No                        Fee                       JPMCB
    86         71,830     0.02000   Actual/360   No                        Fee                       JPMCB
    89         66,848     0.02000   Actual/360   No                        Fee                       JPMCB
    93         62,964     0.06000   Actual/360   No                        Fee                       JPMCB
    94         62,643     0.02000   Actual/360   No                        Fee                       JPMCB
    97         62,764     0.06000   Actual/360   No                        Fee                       JPMCB
    99         58,968     0.06000   Actual/360   No                        Fee                       JPMCB
   102         46,930     0.02000   Actual/360   No                        Fee                       JPMCB
   103         56,716     0.02000   Actual/360   No                        Fee                       JPMCB
   104         56,662     0.02000   Actual/360   No                        Fee                       JPMCB
   105         45,089     0.02000   Actual/360   No                        Fee                       JPMCB
   109         52,493     0.07000   Actual/360   No                        Fee                       JPMCB
   110         52,442     0.02000   Actual/360   No                        Fee                       JPMCB
   111         51,622     0.02000   Actual/360   No                        Fee                       JPMCB
   112         51,709     0.02000   Actual/360   No                        Fee                       JPMCB
   113         49,196     0.11000   Actual/360   No                        Fee                       JPMCB
   115         48,701     0.06000   Actual/360   No                        Fee                       JPMCB
   116         50,005     0.02000   Actual/360   No                        Fee                       JPMCB
   118         48,222     0.02000   Actual/360   No                        Fee                       JPMCB
   120         46,278     0.02000   Actual/360   No                        Fee                       JPMCB
   121         48,770     0.02000   Actual/360   No                        Fee                       JPMCB
   124         42,919     0.02000   Actual/360   No                        Fee                       JPMCB
   129         42,412     0.02000   Actual/360   No                        Fee                       JPMCB
   131         42,805     0.02000   Actual/360   No                        Fee                       JPMCB
   132         42,676     0.02000   Actual/360   No                        Fee                       JPMCB
   133         42,659     0.02000   Actual/360   No                        Fee                       JPMCB
   135         34,675     0.02000   Actual/360   No                        Fee                       JPMCB
   136         41,725     0.06000   Actual/360   No                        Fee                       JPMCB
   139         41,676     0.02000   Actual/360   No                        Fee                       JPMCB
   141         41,520     0.06000   Actual/360   No                        Fee                       JPMCB
   142         40,442     0.02000   Actual/360   No                        Fee                       JPMCB
   143         31,286     0.02000   Actual/360   No                        Fee                       JPMCB
   145         38,952     0.02000   Actual/360   No                        Fee                       JPMCB
   146         55,279     0.08000   Actual/360   No                        Fee                       JPMCB
   149         38,971     0.02000   Actual/360   No                        Fee                       JPMCB
   150         37,520     0.04000   Actual/360   No                        Fee                       JPMCB
   153         38,243     0.09000   Actual/360   No                        Fee                       JPMCB
   158         34,196     0.02000   Actual/360   No                        Fee                       JPMCB
   159         36,115     0.02000   Actual/360   No                        Fee                       JPMCB
   160         34,706     0.02000   Actual/360   No                        Fee                       JPMCB
   162         33,625     0.07000   Actual/360   No                        Fee                       JPMCB
   164         32,809     0.08000   Actual/360   No                        Fee                       JPMCB
   167         33,835     0.06000   Actual/360   No                        Fee                       JPMCB
   168         43,587     0.08000   Actual/360   No                        Fee                       JPMCB
   171         29,484     0.06000   Actual/360   No                        Fee                       JPMCB
   172         29,064     0.02000   Actual/360   No                        Fee                       JPMCB
   175         31,825     0.02000   Actual/360   No                        Fee                       JPMCB
   176         28,679     0.02000   Actual/360   No                        Fee                       JPMCB
   177         23,889     0.02000   Actual/360   No                        Fee                       JPMCB
   178         24,281     0.02000   Actual/360   No                        Leasehold                 JPMCB
   180         29,088     0.02000   Actual/360   No                        Fee                       JPMCB
   182         26,970     0.02000   Actual/360   No                        Fee                       JPMCB
   184         26,701     0.11000   Actual/360   No                        Fee                       JPMCB
   185         25,635     0.07000   Actual/360   No                        Fee                       JPMCB
   186         25,148     0.07000   Actual/360   No                        Fee                       JPMCB
   190         25,316     0.07000   Actual/360   No                        Fee                       JPMCB
   191         24,121     0.02000   Actual/360   No                        Fee                       JPMCB
   192         28,897     0.02000   Actual/360   No                        Fee                       JPMCB
   193         20,095     0.02000   Actual/360   No                        Fee                       JPMCB
   196         21,211     0.02000   Actual/360   No                        Fee                       JPMCB
   198         21,102     0.11000   Actual/360   No                        Fee                       JPMCB
   200         21,916     0.02000   Actual/360   No                        Fee                       JPMCB
   201         20,439     0.06000   Actual/360   No                        Fee                       JPMCB
   206         18,277     0.02000   Actual/360   No                        Fee                       JPMCB
   207         17,603     0.02000   Actual/360   No                        Fee                       JPMCB
   208         17,583     0.02000   Actual/360   No                        Fee                       JPMCB
   209         14,150     0.02000   Actual/360   No                        Fee                       JPMCB
   212         15,967     0.02000   Actual/360   No                        Fee                       JPMCB
   214         14,251     0.06000   Actual/360   No                        Fee                       JPMCB
   215         14,536     0.02000   Actual/360   No                        Fee                       JPMCB
   217         12,868     0.09000   Actual/360   No                        Fee                       JPMCB
   218         10,375     0.02000   Actual/360   No                        Fee                       JPMCB
   220          9,742     0.02000   Actual/360   No                        Fee                       JPMCB
   222          9,928     0.06000   Actual/360   No                        Fee                       JPMCB
   223          9,768     0.06000   Actual/360   No                        Fee                       JPMCB


                                                                                                                   UPFRONT ESCROW
                                                                         -----------------------------------------------------------

                                                                          Upfront                    Upfront
                                                           Letter of      CapEx       Upfront Eng.    Envir.        Upfront TI/LC
Loan #  Guarantor                                          Credit         Reserve     Reserve         Reserve       Reserve
------- ------------------------------------------------   -----------    ---------   --------------  ----------    ---------------
     1  Robert M. Gans                                              No         0.00             0.00        0.00      4,100,000.00
        Centro Heritage Naples SC LLC, Centro Heritage
        UC Greenville LLC, Centro Heritage Capitol SC
        LLC, Centro Bradley Manchester I LLC, Centro
        Bradley Manchester II LLC, Centro Bradley
        Manchester III LLC, Centro Bradley Slater
        Street LLC, Centro Bradley Long Meadow LLC,
        Centro St. Francis Plaza LLC, Heritage
        Warminster SPE LLC, Centro Heritage Park Shore
     2  SC LLC, Centro Heritage SPE 4 LLC                           No         0.00             0.00        0.00              0.00
  2.01
  2.02
  2.03
  2.04
  2.05
  2.06
  2.07
  2.08
  2.09
   2.1
  2.11
  2.12
  2.13
  2.14
  2.15
  2.16
     3  Quantico Real Estate LLC                                    No         0.00             0.00        0.00              0.00
  3.01
  3.02
  3.03
  3.04
  3.05
  3.06
  3.07
  3.08
  3.09
   3.1
  3.11
  3.12
  3.13
  3.14
     8  Aslan Realty Partners III, L.L.C.                           No         0.00       373,400.00        0.00              0.00
    10  Americold Realty Trust                                      No         0.00             0.00        0.00              0.00
 10.01
 10.02
 10.03
 10.04
 10.05
 10.06
 10.07
 10.08
 10.09
  10.1
 10.11
 10.12
 10.13
 10.14
 10.15
 10.16
 10.17
 10.18
 10.19
  10.2
 11.99  R. Damian Soffer                                            No         0.00             0.00        0.00              0.00
    11  R. Damian Soffer                                            No         0.00             0.00        0.00              0.00
 11.01
 11.02
 11.03
    12  R. Damian Soffer                                            No         0.00             0.00        0.00              0.00
        Cabot Industrial Value Fund II Operating
    14  Partnership, L.P.                                           No         0.00             0.00        0.00              0.00
 14.01
 14.02
 14.03
 14.04
 14.05
 14.06
 14.07
 14.08
 14.09
  14.1
 14.11
 14.12
 14.13
 14.14
 14.15
 14.16
    15  Roy T. Oliver, Mark L. Beffort                     5,000,000.0         0.00             0.00        0.00      1,084,585.00
    17  Behringer Harvard REIT I, Inc                               No         0.00             0.00        0.00              0.00
    19  Conroe Marketplace S.C., L.P.                      4,134,530.9         0.00             0.00        0.00      1,257,370.00
    22  Ming Hsien Chu                                              No    85,000.00             0.00        0.00        711,130.00
    23  PK I Sunset Esplanade LLC                                   No         0.00             0.00        0.00              0.00
    24  Moreno Valley Plaza, Ltd., L.P.                             No         0.00       110,625.00        0.00              0.00
    30  PK II Bixby Hacienda Plaza LP                               No         0.00             0.00        0.00              0.00
    32  PK I North County Plaza LP                                  No         0.00             0.00        0.00              0.00
    33  Robert Meers and Albert Meers                               No         0.00             0.00        0.00              0.00
    34  PK I Granary Square LP                                      No         0.00             0.00        0.00              0.00
    36  PK II Century Center LP                                     No         0.00             0.00        0.00              0.00
    37  Helmut Siewert, Linda Siewert, Charles Locher               No         0.00        14,750.00        0.00              0.00
    40  PK II Country Gables SC LP                                  No         0.00             0.00        0.00              0.00
        Robert L. Stephenson, Robert C. Erickson,
        Millard Golusin, Faris Ahmad, Steven D. Rimar,
        Frederick P. Maibauer, Allen Babcock, Peter M.
        Boruta, Dale V. Hoekstra, Timothy A. Bierema,
        David R. Cragg, Steven L. Almany, Joel K. Kahn,
        Steven C. Ajluni, William H. Delvin, Terry R,
        Bowers, Mark Hammel, David Kearney, Thomas
        Joliat, Nanda G. Salem, Jerry A. Dancik, Usman
        G. Master, Isam Salah, Aris Urbanes, Sundeep
        Dhillon Fahd Al-Saghir, James Skoney, J. Mark
        Joliat, Mark Sinkoff, Janet Dubeck, John
        Bonema, Timothy Tinetti, Kevin Nurmi, Neil
        Fraser, Jami Small, Rudrick Boucher, Peggyman
        Nowak, M. Melissa McBrien, Homaira N. Danish,
        Richard T. Wille, John Weber, Anthony
        DiGiovanni, Sante D. Bologna, Partha S. Nandi,
    41  Marcia B. Cardelli and Robert J. Schonefeld                 No         0.00             0.00        0.00              0.00
    43  55 Waugh, LP                                                No         0.00             0.00        0.00              0.00
    44  Richard M. Alter, Louis C. Lapenna                          No         0.00             0.00        0.00              0.00
    45  John L. Dimarco, Sr., Richard Crossed              1,507,000.0         0.00             0.00        0.00              0.00
    46  Brian T. Gardner                                            No         0.00             0.00        0.00              0.00
    47  Andrew Kohen, Susan Kohen                                   No         0.00       191,437.50   25,000.00        150,000.00
    48  Jack O. Snyder                                       250,000.0         0.00             0.00        0.00              0.00
    49  PK II Green Valley Town & Country LLC                       No         0.00             0.00        0.00              0.00
    50  Paul Fingersh                                               No         0.00       600,000.00        0.00              0.00
    51  CFO2 Palm Beach, L.P.                                       No         0.00       140,850.00        0.00              0.00
    53  PK II Dublin Retail Center LP                               No         0.00             0.00        0.00              0.00
    56  FR Net Lease Co-Investment Program 13, LLC                  No         0.00             0.00        0.00              0.00
    57  Continental Development Corporation                         No         0.00         2,187.50        0.00              0.00
    58  PK III Tacoma Central LLC                                   No         0.00             0.00        0.00              0.00
    61  Wayne Levenfeld                                             No         0.00             0.00        0.00              0.00
    62  David F. Couch, Christopher T. Dunbar                       No         0.00             0.00        0.00              0.00
        David J. Helfrich, Donna P. Preiss, Susan
    64  Wiggs-Folckemer                                             No         0.00             0.00        0.00              0.00
    65  Simone Spiegel                                              No         0.00             0.00        0.00              0.00
    66  Joshua Safrin, Issac M. Neuberger                           No    73,524.00         6,500.00        0.00              0.00
 66.01
 66.02
 66.03
 66.04
    68  PK III Fairmont SC LP                                       No         0.00             0.00        0.00              0.00
        Jeffrey L. Schmier, Steve Bernstein, Jeffrey
    69  Robinson, and Michael Schroering                            No         0.00             0.00        0.00              0.00
    73  The LCP Group, L.P.                                         No         0.00             0.00        0.00              0.00
        Joseph A. Eorio, Concetta Eorio, David Jones,
        Jr., Barbara D. Jones, Richard D. Johnson,
        Carolyn F. Johnson, Cathy G. Kinsler and Paula
    77  Hallran                                                     No   216,000.00         3,750.00        0.00        832,000.00
    78  Slavik Gofman                                               No         0.00        96,750.00        0.00              0.00
    79  PK I Canyon Ridge Plaza LLC                                 No         0.00             0.00        0.00              0.00
        John A. Henry & Co., Ltd., A Texas Limited
    83  Partnership                                                 No         0.00        56,250.00        0.00              0.00
    86  Mohammed H. Mirza                                           No         0.00             0.00        0.00              0.00
    89  Robert H. Key                                               No         0.00             0.00        0.00        310,000.00
    93  Sean McCloskey                                              No         0.00             0.00        0.00              0.00
    94  Claus Dieckell                                              No   197,395.00             0.00        0.00              0.00
    97  Kenneth L. Friedman                                  312,500.0         0.00             0.00        0.00              0.00
    99  Daniel Cohen, Lou Antonucci                                 No         0.00        48,970.00        0.00        300,000.00
   102  PK II Creekside Center LP                                   No         0.00             0.00        0.00              0.00
   103  Augustus Tagliaferri                                        No         0.00             0.00        0.00              0.00
   104  Quincy Investment Holdings, LLC                             No         0.00             0.00        0.00        500,000.00
   105  PK I Panther Lake LLC                                       No         0.00             0.00        0.00              0.00
   109  Pedram Cohen, Roya Perry Cohen                              No         0.00       103,816.25        0.00         60,000.00
   110  R. Doyle Parrish, J. David Beam III                         No         0.00             0.00        0.00              0.00
   111  Mike Schuminsky                                             No         0.00             0.00        0.00              0.00
   112  Ronald Cooper                                               No         0.00             0.00        0.00              0.00
   113  William R. Collins, JR., Stanley R. Bullington              No         0.00             0.00        0.00              0.00
   115  Gordon S. Awsumb II                                         No         0.00             0.00        0.00              0.00
   116  John L. DiMarco, Sr., Richard Crossed                598,000.0         0.00             0.00        0.00              0.00
        Charles Mclaughlin, Barbara Mclaughlin, William
   118  Wolfe, Janet Wolfe                                          No         0.00             0.00        0.00              0.00
   120  R. Doyle Parrish, J. David Beam, III                        No         0.00         3,750.00        0.00              0.00
   121  John L. DiMarco, Sr., Richard Crossed                584,000.0         0.00             0.00        0.00              0.00
   124  Angela Bennett                                              No         0.00             0.00        0.00        250,000.00
   129  Montecito Medical Investment Company, LLC                   No         0.00         4,000.00        0.00              0.00
   131  Ewel Grossberg                                              No         0.00         6,250.00        0.00              0.00
   132  AHP LLC                                                     No         0.00         3,750.00        0.00        300,000.00
   133  American Spectrum Realty, Inc.                              No         0.00         6,125.00        0.00              0.00
        Andrew Sproule Love Trust for Andrew Sproule
   135  Love, Jr.                                                   No     3,467.96             0.00        0.00         50,000.00
   136  Edward C. Zeman                                             No         0.00        11,820.00        0.00              0.00
   139  Daniel Hibma, Paul A. Land, Roger Lucas                     No         0.00             0.00        0.00              0.00
   141  Rajesh Patel                                                No         0.00             0.00        0.00              0.00
   142  Daniel Hibma, Paul A. Land, Roger Lucas                     No         0.00             0.00        0.00        190,000.00
   143  PK II Oceanside Town & Country LP                           No         0.00             0.00        0.00              0.00
   145  Isaac Weiss and ZVI Feiner                                  No         0.00        51,676.25        0.00        300,000.00
   146  Robert A Kinsley                                            No         0.00             0.00        0.00              0.00
   149  Mark O. Sealy, Scott P. Sealy                               No         0.00             0.00        0.00              0.00
   150  Josephine Saker                                             No         0.00             0.00        0.00              0.00
   153  Rajesh Aggarwal, Veena Lal                                  No         0.00             0.00        0.00              0.00
   158  George Hicker                                               No         0.00             0.00        0.00              0.00
   159  John L. DiMarco, Sr., Richard Crossed                432,000.0         0.00             0.00        0.00              0.00
   160  Richard Kanter and Vivian Kanter                            No         0.00             0.00        0.00              0.00
   162  Arkan F. Jonna                                        60,000.0         0.00             0.00        0.00              0.00
   164  Philippe Covington                                          No         0.00             0.00        0.00              0.00
   167  Harley D. O'Neil, Jr.                                       No         0.00             0.00        0.00              0.00
   168  Robert A. Kinsley and Scott Wagner                          No         0.00             0.00        0.00              0.00
   171  Daniel Cohen, Lou Antonucci                                 No         0.00             0.00        0.00              0.00
   172  Anthony Tarantino                                           No         0.00             0.00        0.00         80,000.00
   175  Kevin Spizizen, Neil Spizizen, Mel Partovich         854,000.0         0.00             0.00        0.00              0.00
   176  Kurt Kornreich                                              No         0.00             0.00        0.00              0.00
   177  Cole Operating Partnership II, LP                           No         0.00             0.00        0.00              0.00
   178  Bob Safai, Michael Schlesinger                       350,000.0   140,000.00         3,325.00        0.00         70,285.00
   180  Edgar Chua                                                  No         0.00             0.00        0.00        150,000.00
   182  Samuel Juffe, Bruce W. Wilt, John M. Huenke                 No         0.00             0.00   30,500.00              0.00
   184  Tarragon Corporation                                        No         0.00             0.00        0.00              0.00
   185  Pedram Cohen, Roya Perry Cohen                              No         0.00             0.00        0.00         25,000.00
        Bret Caller, Steven P. Miller, J. Robert
   186  Smyjunas                                             325,000.0         0.00             0.00        0.00              0.00
   190  Bradley J. Scott, George Burgess Carey, IV           200,000.0         0.00             0.00        0.00              0.00
   191  Meisel's, Inc.                                              No         0.00             0.00        0.00              0.00
   192  Martin P. Mariano, Beverly A. Mariano                       No         0.00             0.00        0.00              0.00
   193  George R. Walker III, Rodney F. Triplett, Jr.               No         0.00             0.00        0.00              0.00
   196  Arkan F. Jonna                                              No         0.00             0.00        0.00              0.00
        Stephen R. Kaplan, Gregg Caledonia, C. Allen
   198  Braswell                                                    No         0.00             0.00        0.00              0.00
   200  John L. DiMarco, Sr., Richard Crossed                262,000.0         0.00             0.00        0.00              0.00
   201  Joshua S. Peck                                              No         0.00        11,812.50        0.00         55,000.00
   206  Lawrence Goodman                                            No         0.00        10,000.00        0.00              0.00
   207  David Kugel                                                 No         0.00         3,750.00   14,000.00              0.00
   208  Donald J. Tharp,  Marsha J. Tharp                           No         0.00             0.00        0.00              0.00
   209  Cole Operating Partnership II, LP                           No         0.00             0.00        0.00              0.00
        Brian Horowitz, Hyman Horowitz, Michael Rauch,
   212  Jefferson Weaver                                            No         0.00             0.00        0.00              0.00
   214  Edward C. Zeman                                             No         0.00             0.00        0.00              0.00
   215  Mendel Rosenberg                                            No    96,852.00       208,397.50        0.00              0.00
   217  Devonshire Development Company LLC                          No         0.00         3,750.00        0.00              0.00
   218  Cole Operating Partnership II, LP                           No         0.00             0.00        0.00              0.00
   220  Cole Operating Partnership II, LP                           No         0.00             0.00        0.00              0.00
   222  Edward C. Zeman                                             No         0.00        99,711.00        0.00              0.00
   223  Edward C. Zeman                                             No         0.00        11,250.00        0.00              0.00




         UPFRONT ESCROW                                                               MONTHLY ESCROW
         ---------------------------------------------    ---------------------------------------------------------------------

                                                          Monthly     Monthly   Monthly                                 Monthly
         Upfront RE Tax   Upfront Ins.   Upfront Other    Capex       Envir.    TI/LC      Monthly RE    Monthly        Other
Loan #   Reserve          Reserve        Reserve          Reserve     Reserve   Reserve    Tax Reserve   Ins. Reserve   Reserve
------   --------------   ------------   -------------    --------    -------   --------   -----------   ------------   -------
     1     4,718,404.41      72,938.00    3,702,491.23     3106.97       0.00   83333.00    1179601.10       72938.00      0.00
     2             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
  2.01
  2.02
  2.03
  2.04
  2.05
  2.06
  2.07
  2.08
  2.09
   2.1
  2.11
  2.12
  2.13
  2.14
  2.15
  2.16
     3             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
  3.01
  3.02
  3.03
  3.04
  3.05
  3.06
  3.07
  3.08
  3.09
   3.1
  3.11
  3.12
  3.13
  3.14
     8       209,688.07           0.00            0.00     4496.53       0.00       0.00      69896.02           0.00      0.00
    10             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
 10.01
 10.02
 10.03
 10.04
 10.05
 10.06
 10.07
 10.08
 10.09
  10.1
 10.11
 10.12
 10.13
 10.14
 10.15
 10.16
 10.17
 10.18
 10.19
  10.2
 11.99       236,576.97           0.00    1,668,694.38        0.00       0.00       0.00      21507.00           0.00      0.00
    11       166,925.29           0.00    1,668,694.38        0.00       0.00       0.00      15175.03           0.00      0.00
 11.01
 11.02
 11.03
    12        69,651.68           0.00            0.00        0.00       0.00       0.00       6331.97           0.00      0.00
    14             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
 14.01
 14.02
 14.03
 14.04
 14.05
 14.06
 14.07
 14.08
 14.09
  14.1
 14.11
 14.12
 14.13
 14.14
 14.15
 14.16
    15       245,620.74     154,934.08            0.00     8825.00       0.00       0.00      61405.19       14084.92      0.00
    17             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
    19             0.00           0.00    1,194,228.00        0.00       0.00       0.00          0.00           0.00      0.00
    22       110,673.87      31,677.00      891,900.00     1403.41       0.00    2526.13      22134.77        3519.67      0.00
    23             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
    24             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
    30             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
    32             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
    33        69,347.35      17,250.00            0.00     1540.14       0.00       0.00      17336.84        8625.00      0.00
    34             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
    36             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
    37       531,390.17      14,385.00            0.00    10124.02       0.00       0.00      40876.17        7192.50      0.00
    40             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
    41       108,172.20       4,351.44            0.00        0.00       0.00       0.00      27043.05        2175.72      0.00
    43             0.00           0.00      214,179.00        0.00       0.00       0.00          0.00           0.00      0.00
    44        77,495.67           0.00            0.00        0.00       0.00       0.00      19373.92           0.00      0.00
    45       146,597.54      29,089.50            0.00        0.00       0.00       0.00      22702.21        9696.50      0.00
    46             0.00           0.00            0.00     6134.43       0.00       0.00          0.00           0.00      0.00
    47        83,783.23      12,655.32            0.00      441.67       0.00    5833.33      27927.74        4218.44      0.00
    48        98,128.75      51,158.33            0.00    28065.50       0.00       0.00      24532.19       12789.58      0.00
    49             0.00           0.00            0.00     3333.33       0.00       0.00          0.00           0.00      0.00
    50             0.00           0.00            0.00     5000.00       0.00       0.00      27471.51           0.00      0.00
    51             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
    53             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
    56             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
    57        16,187.98       5,214.63            0.00     1666.67       0.00       0.00      48563.96        1303.65      0.00
    58             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
    61             0.00           0.00            0.00    20226.25       0.00       0.00          0.00           0.00      0.00
    62        46,604.83       7,625.33            0.00        0.00       0.00       0.00      23302.41        3812.67      0.00
    64        31,322.74      52,419.50            0.00     5740.43       0.00       0.00      15661.37        4992.33      0.00
    65        31,268.55         851.42    1,515,318.44     1004.67       0.00    3500.00      15634.27         851.42      0.00
    66        38,126.14      20,864.46            0.00     4553.50       0.00   13000.00      13481.73        7653.77      0.00
 66.01
 66.02
 66.03
 66.04
    68             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
    69         4,047.08       3,333.57      114,000.00      546.11       0.00    2085.00       1349.03        1250.24      0.00
    73             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
    77        51,040.74       6,320.52       24,000.00        0.00       0.00       0.00      10208.15        3160.26      0.00
    78       106,401.22       1,742.25            0.00     2312.92       0.00       0.00      17733.54         580.75      0.00
    79             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
    83        89,288.21       9,657.92       29,762.74     1513.83       0.00       0.00       1485.83           0.00      0.00
    86        40,011.75       3,973.17            0.00      592.75       0.00    3333.33      40011.75        1986.58      0.00
    89        15,060.96       6,594.50      499,382.00      586.00       0.00       0.00       1255.08        1099.08      0.00
    93        14,769.32      17,926.67       32,369.00      844.33       0.00    1833.33      14769.32        1792.67      0.00
    94        36,669.74      12,833.26            0.00      728.38       0.00    4000.00       9167.43        1166.66      0.00
    97        13,394.54       5,292.86            0.00     1398.44       0.00       0.00      13394.54        2646.43      0.00
    99        87,654.54      16,288.33            0.00     1162.02       0.00       0.00      22564.53        1628.83      0.00
   102             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
   103             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
   104        30,860.41           0.00            0.00        0.00       0.00       0.00      15430.21           0.00      0.00
   105             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
   109        49,266.50       6,498.00      155,000.00      218.32       0.00    3000.00       8211.08         722.08      0.00
   110        62,674.40      10,063.85            0.00     9750.00       0.00       0.00       4821.11        2012.77      0.00
   111        15,190.46      31,010.66            0.00     1405.14       0.00    5186.00      15190.46        3876.33      0.00
   112        17,578.14       4,811.50            0.00      688.75       0.00    4583.33       4394.54        2405.75      0.00
   113             0.00           0.00            0.00        0.00       0.00       0.00       6531.77           0.00      0.00
   115        44,867.16       6,595.33            0.00     1110.39       0.00    4150.18      14955.72        3297.67      0.00
   116        66,358.25      17,458.67            0.00        0.00       0.00       0.00      16810.58        2182.33      0.00
   118        20,736.56      11,817.75    1,300,000.00        0.00       0.00       0.00      10368.28        3939.25      0.00
   120        67,611.57      21,486.83            0.00     8900.00       0.00       0.00       5200.89        2148.68      0.00
   121        67,950.92      13,618.00            0.00        0.00       0.00       0.00      16626.92        1702.25      0.00
   124        10,870.67       2,876.00      126,762.00     1553.17       0.00    6753.00       5435.33        1438.00      0.00
   129        14,115.88      17,301.25            0.00      713.33       0.00    1471.00       7340.26        5767.08      0.00
   131         8,582.61         783.58      155,000.00      531.98       0.00    2659.87       2860.87         783.58      0.00
   132        16,547.13       6,166.33            0.00     6606.24       0.00       0.00       8273.57        3083.17      0.00
   133        22,911.23      15,510.56            0.00     1824.34       0.00    4133.67      11455.61        1632.69      0.00
   135        10,284.06       9,407.42       80,000.00        0.00       0.00    4166.67      10284.06        1343.92      0.00
   136       105,497.67           0.00            0.00      602.97       0.00       0.00      17582.94           0.00      0.00
   139        60,074.11       1,349.42            0.00     1202.31       0.00       0.00      12014.82        1349.42      0.00
   141             0.00       2,640.33            0.00     4238.52       0.00       0.00       1613.25        1320.17      0.00
   142        46,392.48      10,627.50            0.00     1304.84       0.00       0.00       9278.48         817.50      0.00
   143             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
   145       107,342.25       7,526.50            0.00     3171.73       0.00       0.00      21468.45        1254.42      0.00
   146        62,534.79       7,978.00            0.00        0.00       0.00       0.00      13211.33         997.25      0.00
   149        10,919.42      42,420.83            0.00        0.00       0.00       0.00      10919.42        6060.12      0.00
   150        23,804.91      28,481.88            0.00     2392.50       0.00       0.00      23804.91        5696.38      0.00
   153         5,532.32       2,204.67            0.00     4524.70       0.00       0.00       2766.16        1102.33      0.00
   158             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
   159        43,264.00       7,532.58            0.00        0.00*      0.00       0.00      10816.00        1076.08      0.00
   160        27,328.81       2,508.67            0.00     1466.43       0.00    1483.67       6832.20        1254.33      0.00
   162        43,392.76       2,107.88            0.00      757.36       0.00    2524.54      10848.19        1053.94      0.00
   164        16,545.50       1,446.50            0.00      549.67       0.00       0.00       8272.75         723.25      0.00
   167             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
   168        49,335.48       7,074.08            0.00        0.00       0.00       0.00          0.00           0.00      0.00
   171        35,652.53       8,015.00       47,000.00      582.92       0.00    1833.33       9177.88         801.50      0.00
   172        15,849.82       7,392.00       50,000.00      768.51       0.00    2251.33       7924.91         924.00      0.00
   175         9,938.74       4,210.50            0.00     1800.00       0.00    6000.00       9938.74         701.75      0.00
   176        16,447.06       6,316.66      137,000.00      694.10       0.00    2328.66       8223.53        1579.16      0.00
   177             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
   178        19,950.00           0.00            0.00      604.66       0.00       0.00       6650.20        1326.50      0.00
   180         5,472.27      14,254.17            0.00      307.81       0.00    4166.70       5472.27        1295.83      0.00
   182        18,911.43       1,400.00            0.00     1267.00       0.00       0.00       4727.86         233.33      0.00
   184         5,905.95      19,436.25            0.00      675.33       0.00    2083.33       1968.65        2159.58      0.00
   185        20,921.33       1,917.69            0.00      232.25       0.00    1000.00       5230.33         547.91      0.00
   186             0.00           0.00            0.00      311.42       0.00    2076.16          0.00           0.00   8335.00
   190         6,254.13       1,831.96            0.00     1301.00       0.00       0.00       3127.06         915.98      0.00
   191        26,694.17      32,055.00            0.00     3500.00       0.00       0.00       8898.06        3205.50      0.00
   192             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
   193        14,872.42      13,445.34            0.00     1455.04       0.00       0.00       7436.21        1222.30      0.00
   196        30,847.08       2,036.28            0.00      222.00       0.00    2500.00       6169.42         509.07      0.00
   198         9,840.84       3,102.08            0.00        0.00       0.00       0.00       4920.42         620.42      0.00
   200        52,299.33      17,702.00            0.00        0.00       0.00       0.00       7471.33        2212.75      0.00
   201         2,454.42       1,594.50            0.00      750.00       0.00       0.00       1227.21         797.25      0.00
   206        31,850.00       3,550.00            0.00      749.00       0.00    2500.00      10616.67         591.67      0.00
   207         5,800.93       2,500.75            0.00      375.00       0.00    1250.00       2900.46         833.58      0.00
   208         3,543.91           0.00            0.00        0.00       0.00       0.00       1771.95           0.00      0.00
   209             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
   212        11,090.49         977.67            0.00      226.87       0.00    1500.00       1848.42         244.42      0.00
   214         3,390.58           0.00            0.00      425.00       0.00       0.00        847.65           0.00      0.00
   215        11,610.10       4,185.08            0.00        0.00       0.00    1005.80       5805.05        4185.08      0.00
   217         6,400.33         670.00       18,060.00      101.08       0.00     960.29       1600.08         335.00      0.00
   218             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
   220             0.00           0.00            0.00        0.00       0.00       0.00          0.00           0.00      0.00
   222         7,320.96           0.00            0.00      460.70       0.00       0.00       1830.24           0.00      0.00
   223        30,593.84           0.00            0.00      270.83       0.00       0.00       7648.46           0.00      0.00



                                                                                                 Remaining
                                                                 Interest             Final      Amortization
         Grace    Lockbox                           Defeasance   Accrual      Loan    Maturity   Term for
Loan #   Period   In-place   Property Type          Permitted    Period       Group   Date       Balloon Loans
------   ------   --------   --------------------   ----------   ----------   -----   --------   -------------
     1        0   Yes        Office                 Yes          Actual/360       1
     2        7   Yes        Retail                 Yes          Actual/360       1
  2.01        7              Retail                                               1
  2.02        7              Retail                                               1
  2.03        7              Retail                                               1
  2.04        7              Retail                                               1
  2.05        7              Retail                                               1
  2.06        7              Retail                                               1
  2.07        7              Retail                                               1
  2.08        7              Retail                                               1
  2.09        7              Retail                                               1
   2.1        7              Retail                                               1
  2.11        7              Retail                                               1
  2.12        7              Retail                                               1
  2.13        7              Retail                                               1
  2.14        7              Retail                                               1
  2.15        7              Retail                                               1
  2.16        7              Retail                                               1
     3        5   No         Various                No           Actual/360       1
  3.01        5              Office                                               1
  3.02        5              Industrial                                           1
  3.03        5              Industrial                                           1
  3.04        5              Industrial                                           1
  3.05        5              Industrial                                           1
  3.06        5              Industrial                                           1
  3.07        5              Industrial                                           1
  3.08        5              Industrial                                           1
  3.09        5              Industrial                                           1
   3.1        5              Industrial                                           1
  3.11        5              Industrial                                           1
  3.12        5              Industrial                                           1
  3.13        5              Office                                               1
  3.14        5              Office                                               1
     8        0   Yes        Office                 Yes          Actual/360       1
    10        5   Yes        Industrial             Yes          Actual/360       1
 10.01        5              Industrial                                           1
 10.02        5              Industrial                                           1
 10.03        5              Industrial                                           1
 10.04        5              Industrial                                           1
 10.05        5              Industrial                                           1
 10.06        5              Industrial                                           1
 10.07        5              Industrial                                           1
 10.08        5              Industrial                                           1
 10.09        5              Industrial                                           1
  10.1        5              Industrial                                           1
 10.11        5              Industrial                                           1
 10.12        5              Industrial                                           1
 10.13        5              Industrial                                           1
 10.14        5              Industrial                                           1
 10.15        5              Industrial                                           1
 10.16        5              Industrial                                           1
 10.17        5              Industrial                                           1
 10.18        5              Industrial                                           1
 10.19        5              Industrial                                           1
  10.2        5              Industrial                                           1
 11.99        7   Yes        Various                Yes          Actual/360       1
    11        7   Yes        Mixed Use              Yes          Actual/360       1
 11.01        7              Mixed Use                                            1
 11.02        7              Mixed Use                                            1
 11.03        7              Mixed Use                                            1
    12        7   Yes        Office                 Yes          Actual/360       1
    14        0   No         Industrial             Yes          Actual/360       1
 14.01        0              Industrial                                           1
 14.02        0              Industrial                                           1
 14.03        0              Industrial                                           1
 14.04        0              Industrial                                           1
 14.05        0              Industrial                                           1
 14.06        0              Industrial                                           1
 14.07        0              Industrial                                           1
 14.08        0              Industrial                                           1
 14.09        0              Industrial                                           1
  14.1        0              Industrial                                           1
 14.11        0              Industrial                                           1
 14.12        0              Industrial                                           1
 14.13        0              Industrial                                           1
 14.14        0              Industrial                                           1
 14.15        0              Industrial                                           1
 14.16        0              Industrial                                           1
    15        5   Yes        Office                 Yes          Actual/360       1                        360
    17        0   Yes        Office                 Yes          Actual/360       1                        360
    19        0   No         Retail                 Yes          Actual/360       1
    22        5   Yes        Retail                 Yes          Actual/360       1
    23        0   No         Retail                 Yes          Actual/360       1
    24        5   No         Retail                 Yes          Actual/360       1
    30        0   No         Retail                 Yes          Actual/360       1
    32        0   No         Retail                 Yes          Actual/360       1
    33        7   No         Mixed Use              Yes          Actual/360       1                        360
    34        0   No         Retail                 Yes          Actual/360       1
    36        0   No         Retail                 Yes          Actual/360       1
    37       10   No         Multifamily            Yes          Actual/360       2                        360
    40        0   No         Retail                 Yes          Actual/360       1
    41       10   No         Office                 Yes          Actual/360       1                        360
    43        7   No         Office                 Yes          Actual/360       1                        360
    44        7   No         Retail                 Yes          Actual/360       1                        360
    45        7   No         Multifamily            Yes          Actual/360       2                        360
    46        7   No         Multifamily            Yes          Actual/360       2
    47        7   Yes        Office                 Yes          Actual/360       1                        360
    48        7   No         Hotel                  Yes          Actual/360       1                        360
    49        0   No         Retail                 Yes          Actual/360       1
    50        7   No         Multifamily            Yes          Actual/360       2
    51        0   No         Mixed Use              Yes          Actual/360       1
    53        0   No         Retail                 Yes          Actual/360       1
    56        7   No         Industrial             Yes          Actual/360       1                        360
    57        5   No         Retail                 Yes          Actual/360       1                        360
    58        0   No         Retail                 Yes          Actual/360       1
    61        7   No         Hotel                  Yes          Actual/360       1                        360
    62        7   No         Multifamily            Yes          Actual/360       2                        360
    64        7   No         Multifamily            Yes          Actual/360       2                        360
    65        7   No         Retail                 Yes          Actual/360       1                        360
    66        0   Yes        Various                Yes          Actual/360       1                        360
 66.01        0              Office                                               1                        360
 66.02        0              Office                                               1                        360
 66.03        0              Industrial                                           1                        360
 66.04        0              Industrial                                           1                        360
    68        0   No         Retail                 Yes          Actual/360       1
    69        7   No         Industrial             Yes          Actual/360       1                        360
    73        7   Yes        Industrial             Yes          Actual/360       1                        360
    77       10   No         Office                 Yes          Actual/360       1                        360
    78       10   No         Mixed Use              No           Actual/360       1
    79        0   No         Retail                 Yes          Actual/360       1
    83       10   No         Retail                 Yes          Actual/360       1                        360
    86        7   Yes        Office                 Yes          Actual/360       1                        360
    89        7   No         Retail                 No           Actual/360       1                        360
    93        7   No         Retail                 Yes          Actual/360       1                        360
    94        7   No         Office                 Yes          Actual/360       1                        360
    97        7   No         Retail                 Yes          Actual/360       1                        360
    99        7   No         Industrial             Yes          Actual/360       1                        360
   102        0   No         Retail                 Yes          Actual/360       1
   103        7   No         Industrial             Yes          Actual/360       1                        360
   104        7   No         Office                 Yes          Actual/360       1                        360
   105        0   No         Retail                 Yes          Actual/360       1
   109        7   Yes        Mixed Use              Yes          Actual/360       1                        360
   110        7   No         Hotel                  Yes          Actual/360       1                        360
   111        7   No         Retail                 Yes          Actual/360       1                        360
   112        7   No         Retail                 Yes          Actual/360       1                        360
   113        7   No         Self-Storage           Yes          Actual/360       1                        360
   115        7   No         Mixed Use              Yes          Actual/360       1                        360
   116        7   No         Multifamily            Yes          Actual/360       2                        360
   118        7   Yes        Hotel                  No           Actual/360       1                        360
   120        7   No         Hotel                  Yes          Actual/360       1                        360
   121        7   No         Multifamily            Yes          Actual/360       2                        360
   124        7   No         Office                 Yes          Actual/360       1                        360
   129        7   No         Office                 Yes          Actual/360       1                        360
   131        7   Yes        Industrial             Yes          Actual/360       1                        360
   132        7   No         Industrial             Yes          Actual/360       1                        360
   133        7   No         Office                 Yes          Actual/360       1                        360
   135        7   No         Mixed Use              Yes          Actual/360       1
   136       10   No         Manufactured Housing   Yes          Actual/360       2                        360
   139        7   No         Multifamily            Yes          Actual/360       2                        360
   141        7   No         Hotel                  Yes          Actual/360       1                        360
   142        7   No         Office                 Yes          Actual/360       1                        360
   143        0   No         Retail                 Yes          Actual/360       1
   145        7   No         Office                 Yes          Actual/360       1                        360
   146       10   No         Industrial             Yes          Actual/360       1                        180
   149        7   No         Retail                 Yes          Actual/360       1                        360
   150        7   No         Industrial             Yes          Actual/360       1                        360
   153        7   No         Hotel                  Yes          Actual/360       1                        300
   158       10   Yes        Industrial             Yes          Actual/360       1                        360
   159        7   No         Multifamily            Yes          Actual/360       2                        360
   160        7   Yes        Industrial             Yes          Actual/360       1                        324
   162        7   No         Retail                 Yes          Actual/360       1                        360
   164        7   No         Retail                 Yes          Actual/360       1                        360
   167        7   Yes        Retail                 Yes          Actual/360       1                        300
   168       10   No         Industrial             Yes          Actual/360       1                        180
   171        7   No         Industrial             Yes          Actual/360       1                        360
   172        7   No         Retail                 Yes          Actual/360       1                        360
   175       10   No         Mixed Use              Yes          Actual/360       1                        300
   176        7   No         Retail                 Yes          Actual/360       1                        360
   177        8   No         Retail                 Yes          Actual/360       1
   178        7   No         Office                 Yes          Actual/360       1
   180        7   No         Retail                 Yes          Actual/360       1                        360
   182        7   No         Multifamily            Yes          Actual/360       2                        360
   184        7   No         Retail                 Yes          Actual/360       1                        360
   185        7   Yes        Mixed Use              Yes          Actual/360       1                        360
   186        7   No         Retail                 Yes          Actual/360       1                        360
   190        7   No         Self-Storage           No           Actual/360       1                        360
   191        7   No         Multifamily            Yes          Actual/360       2                        360
   192        7   Yes        Office                 Yes          Actual/360       1                        240
   193        7   No         Multifamily            Yes          Actual/360       2
   196        7   No         Retail                 Yes          Actual/360       1                        360
   198        7   No         Self-Storage           No           Actual/360       1                        360
   200        7   No         Multifamily            Yes          Actual/360       2                        360
   201        7   No         Retail                 Yes          Actual/360       1                        360
   206        7   No         Mixed Use              Yes          Actual/360       1                        360
   207        7   No         Mixed Use              No           Actual/360       1                        360
   208        7   Yes        Retail                 Yes          Actual/360       1                        360
   209        8   No         Retail                 Yes          Actual/360       1
   212        7   No         Industrial             Yes          Actual/360       1                        360
   214        7   No         Manufactured Housing   Yes          Actual/360       1                        360
   215        7   No         Retail                 Yes          Actual/360       1                        360
   217        7   No         Retail                 No           Actual/360       1                        360
   218        8   Yes        Retail                 Yes          Actual/360       1
   220        8   Yes        Retail                 Yes          Actual/360       1
   222        7   No         Manufactured Housing   Yes          Actual/360       1                        360
   223        7   No         Manufactured Housing   Yes          Actual/360       1                        360


                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period) and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage Note) past due.

            (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

            (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

            (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase and Sale Agreement, dated as of the date hereof between Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase and Sale Agreement, dated as of the date hereof between Servicer and Seller).

            (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the origination date, the Seller (based on customary due diligence) had no knowledge, and since the origination date, the Seller has no actual knowledge, that the related Mortgagor is a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

            (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Subordinate Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date, there are no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below). As of the Closing Date, to the Seller's knowledge, there are no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below). No Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule; no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule; no Mortgage Loan is secured by property which secures another mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in clause (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

            (8) The Seller has received an American Land Title Association
(ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy, a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located, covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy.

            (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related assignment of leases and rents from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of assignment of leases and rents, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

            (10) (a) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from acts generally including fraud or material misrepresentation by the related Mortgagor and/or its principals. Additionally, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and at least one individual or entity shall be liable to the Seller for any losses incurred by the Seller, its successors and assigns, generally due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any act of actual waste, and (iii) any breach of the environmental covenants contained in the related Mortgage Loan documents.

                  (b) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (c) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

                  (d) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File.

                  (e) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

            (11) No Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document.

            (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an allocated loan amount which may be formula based, but in no event less than 125% of the allocated loan amount, or (b) in the event the portion of the Mortgaged Property being released shall not have been given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

            (13) As of the Closing Date, there is no payment default, giving effect to any applicable notice and/or grace period, and, to the Seller's knowledge, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

            (14) (a) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date specified therein (except for certain amounts that were fully disbursed by the mortgagee, but escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loans, in respect of such Mortgage Loan, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

                  (b) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or, except for ARD Loans, negative amortization is due thereon.

                  (c) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

                  (d) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

            (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws, and regulations and the Seller has complied with all material requirements pertaining to the origination, funding and servicing of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

            (16) To the Seller's knowledge and subject to clause (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, and to the Seller's actual knowledge and subject to clause (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with all restrictive covenants of record applicable to such Mortgage Property or applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

            (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property) have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

            (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, none of the improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and no improvements on adjoining properties encroach upon such Mortgaged Property, except in each case for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, enjoyment, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

            (19) (a) As of the date of the applicable engineering report (which was performed within 12 months prior to the Cut-off Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

                  (b) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

            (20) The Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property), satisfy the following conditions:

                  (a) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

                  (b) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any such mortgage or lien on the fee interest, which nondisturbance agreement is assignable to or for the benefit of the related lessee and the related mortgagee;

                  (c) such Ground Lease or another agreement received by the originator of the Mortgage Loan from the ground lessor provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee (or any of its successors and assigns under the Mortgage) becomes the owner of such interest, such interest is further assignable by such mortgagee (or any of its successors and assigns under the Mortgage) upon notice to such lessor, but without a need to obtain the consent of such lessor;

                  (d) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

                  (e) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

                  (f) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease; (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

                  (g) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than 20 years beyond the stated maturity date of the related Mortgage Loan;

                  (h) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

                  (i) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

            (21) (a) An Environmental Site Assessment performed in connection with the origination of the related Mortgage Loan was obtained and reviewed by the Seller and a copy is included in the Servicing File.

                  (b) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require (x) any expenditure less than or equal to 5% of the outstanding principal balance of the Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws or (y) any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which , in connection with this clause (y), adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, or (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may include the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan;

                  (c) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule I hereto) or (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

                  (d) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

                  (e) Each of the Mortgage Loans which is covered by an environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I and has an outstanding principal balance not greater than $3,000,000, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan, is non-cancelable by the insurer during such term and the premium for such policy has been paid in full. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

            (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgaged Property and all improvements thereon are covered by Insurance Policies providing (a) coverage in the amount of the lesser of full replacement cost of such Mortgaged Property and the outstanding principal balance of the related Mortgage Loan (subject to customary deductibles) for fire and extended perils included within the classification "All Risk of Physical Loss" in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage on a full replacement cost basis of such Mortgaged Property (in some cases exclusive of foundations and footings) with an agreed amount endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (b) business interruption or rental loss insurance in an amount at least equal to (i) 12 months of operations or (ii) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (c) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not to exceed amounts prescribed by FEMA; (d) workers' compensation, if required by law; (e) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least A-:VIII from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investor Services, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in connection with the origination of the related Mortgage Loan in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a return period of not less than 100 years, an exposure period of 50 years and a 10% probability of exceedence. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least A-:VIII by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investor Services, Inc. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

            (23) All amounts required to be deposited by each Mortgagor at origination under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

            (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

            (25) Each Mortgage Loan complied at origination, in all material respects, with all of the terms, conditions and requirements of the Seller's, or if the Seller is not the originator, then, to the knowledge of the Seller, the originator's, underwriting standards applicable to such Mortgage Loan and since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with the Seller's servicing standards.

            (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

            (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

            (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

            (29) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund has the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

            (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person.

            (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in sub-clauses (a)(i) and (a)(ii) of this clause (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or
(b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date on the last such modification for the date the Mortgage Loan was originated) or sub-clause
(a)(ii), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2)). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

            (32) Each of the Mortgage Loans contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, manager, general partner or shareholder of a Mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagors or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

            (33) Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires either (a) the prior written consent of, and compliance with the conditions set by, the holder of the Mortgage Loan to any defeasance, or (b)(i) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section
1.860 G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (ii) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (iii) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (iv) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in paragraph (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (x) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (y) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (i) a REMIC opinion and (ii) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

            (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in clause (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents..

            (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

            (37) Any material non-conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller.

            (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

            (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans, has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

            (40) The related Mortgage or other Mortgage Loan documents provide a grace period for delinquent Monthly Payments no longer than ten (10) days from the applicable payment date.

            (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

            (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism (provided that such insurance coverage is generally available at commercially reasonable rates and, in circumstances where such insurance is not expressly required, that any request on the part of the mortgagee that the related borrower maintain such insurance is reasonable). Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from ) acts of terrorism.

            (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

Defined Terms:

            The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

            The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

            The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by a licensed third party professional experienced in environmental matters.

            The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and
(a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer and discretionary (lender approved) capital expenditures.

            The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under
Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

                  (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                  (b) that the information contained in such document or otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                  (c) the Seller's reliance on such document or other information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                  (d) although the Seller is under no obligation to verify independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

            The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

                  (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                  (c) other matters to which like properties are commonly subject, and

                  (d) the rights of tenants, as tenants only, whether under ground leases or space leases at the Mortgaged Property.

                   which together do not materially and adversely affect the
            related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans that are cross-collateralized with other Mortgage Loans.

            Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or any servicer that has serviced the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that a director, officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                   SCHEDULE I

          MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS
              OBTAINED IN LIEU OF AN ENVIRONMENTAL SITE ASSESSMENT



                                    None.

                                   SCHEDULE II

                          MORTGAGED PROPERTY FOR WHICH
                             ENVIRONMENTAL INSURANCE



1.    Centro Heritage Portfolio IV (all properties)

2.    Kimco PNP- Oceanside Town & Country

3.    Kimco PNP- Panther Lake

4.    Kimco PNP- Sunset Esplanade

5.    Kimco PNP- Green Valley Town and Country

6.    Kimco PNP- Bixby Hacienda Plaza

7.    Kimco PNP- Canyon Ridge Plaza

8.    Kimco PNP- Granary Square

9.    Kimco PNP- Century Center

10.   Kimco PNP- North County Plaza

11.   Kimco PNP - Creekside Center

12.   Kimco PNP - Dublin Retail Center

13.   Kimco PNP - Country Gables Shopping Center

14.   Kimco PNP - Tacoma Central

15.   Kimco PNP - Fairmont Shopping Center

16.   Americold Portfolio (all properties)

                                    EXHIBIT C

                               JPMCC 2007 - CIBC18

                          Exceptions to Representations


Representation #(4)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
     1       131 South Dearborn    The Mortgaged Property secures the
                                   Mortgage Loan and another note,
                                   which is pari passu with the
                                   Mortgage Note which evidences the
                                   Mortgage Loan, but such other note
                                   is not included in the trust fund.

    115      Brett's               The Mortgaged Property secures the
             Building-Mankato      Mortgage Loan and a second mortgage
             Place                 held by the City of Mankato,
                                   Minnesota subject to a
                                   subordination and standstill
                                   agreement in favor of the mortgagee.

     10      Americold Portfolio   The Mortgaged Property secures the
                                   Mortgage Loan (consisting of a
                                   Fixed Rate A-2-A Note), a Fixed
                                   Rate A-1-A Note, a Fixed Rate A-1-B
                                   Note, a Fixed Rate A-2-B Note and a
                                   Fixed Rate A-2-C Note (each of
                                   which is pari passu with the
                                   Mortgage Loan and is not included
                                   in the trust fund).

Representation #(5)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
    192      Tunkhannock           The Mortgagor is comprised of
             Geisinger Building    individuals, as tenants by the
                                   entirety, and not an entity.


Representation #(6)



Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
     1       131 South Dearborn    The Mortgaged Property secures the
                                   Mortgage Loan and another note,
                                   which is pari passu with the
                                   Mortgage Note which evidences the
                                   Mortgage Loan, but such other note
                                   is not included in the trust fund.

    115      Brett's               The Mortgaged Property secures the
             Building-Mankato      Mortgage Loan and a second mortgage
             Place                 held by the City of Mankato,
                                   Minnesota subject to a
                                   subordination and standstill
                                   agreement in favor of the mortgagee.

     44      Timonium Fairgrounds  The Mortgaged Loan is structured as
             Shopping Center       an indemnity deed of trust
                                   ("IDOT"), under which the Mortgage
                                   Note is secured by an indemnity
                                   guaranty, which indemnity guaranty
                                   is secured by the fee interest in
                                   the Mortgaged Property. The
                                   guarantor of the Mortgage Note owns
                                   the Mortgaged Property and thus has
                                   an interest in the lease payments.

     10      Americold Portfolio   The Mortgaged Property secures the
                                   Mortgage Loan (consisting of a
                                   Fixed Rate A-2-A Note), a Fixed
                                   Rate A-1-A Note, a Fixed Rate A-1-B
                                   Note, a Fixed Rate A-2-B Note and a
                                   Fixed Rate A-2-C Note (each of
                                   which is pari passu with the
                                   Mortgage Loan and is not included
                                   in the trust fund).

     12      Quantum One           UPMC Health System, the sole tenant
                                   at the Mortgaged Property, has
                                   multiple rights to purchase such
                                   property during the term of the
                                   Mortgage Loan.


Representation #(7)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
     44      Timonium Fairgrounds  Because the Mortgage Loan is
             Shopping Center       structured for tax purposes as an
                                   IDOT, the guarantor of the Mortgage
                                   Note is the owner of the related
                                   Mortgaged Property instead of the
                                   related Mortgagor.

     12      Quantum One           UPMC Health System, the sole tenant
                                   at the Mortgaged Property, has
                                   multiple rights to purchase such
                                   property during the term of the
                                   Mortgage Loan.


Representation #(10(a))

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
    115      Brett's               The environmental indemnity
             Building-Mankato      contains a 5 year sunset provision.
             Place

    132      Airport Highway Park  There is no individual or entity
                                   other than the Mortgagor who is
                                   liable for the non-recourse
                                   carveouts.

     41      UnaSource Health LLC  The Mortgage Loan is guaranteed by
                                   multiple guarantors. Each guarantor
                                   shall be severally liable only for
                                   a portion of the guaranteed
                                   obligations equal to their
                                   respective pro-rata ownership
                                   percentage as set forth in the
                                   Mortgage Loan documents. The total
                                   coverage is equal to 100%.

    186      Florence Marketplace  In order to comply with Kentucky
                                   law, which imposes certain limits
                                   on guarantor liability, the
                                   liability in the guaranty related
                                   to the Mortgage Loan has been
                                   capped at $8,600,000 (2 times the
                                   original loan amount), subject to
                                   adjustment for interest and
                                   reasonable attorneys' fees.

    190      Self Storage          In order to comply with Kentucky
             Lexington             law, which imposes certain limits
                                   on guarantor liability, the
                                   liability in the guaranty related
                                   to the Mortgage Loan has been
                                   capped at $12,600,000 (3 times the
                                   original loan amount), subject to
                                   adjustment for interest and
                                   reasonable attorneys' fees.

    217      The Devonshire Shops  There is no individual or entity
                                   other than the Mortgagor who is
                                   liable for the non-recourse
                                   carveouts.

     24      Moreno Valley Plaza   There is no individual or entity
                                   other than the Mortgagor who is
                                   liable for the non-recourse
                                   carveouts.
49; 23; 40;  Kimco PNP - Green
 105; 143;   Valley Town and
32; 58; 34;  Country; Kimco PNP -
  68; 102;   Sunset Esplanade;
53; 36; 79;  Kimco PNP - Country
     30      Gables Shopping
             Center; Kimco PNP -
             Panther Lake; Kimco
             PNP - Oceanside Town
             & Country; Kimco PNP
             - North County
             Plaza; Kimco PNP -
             Tacoma Central;
             Kimco PNP - Granary
             Square; Kimco PNP -
             Fairmont Shopping
             Center; Kimco PNP -
             Creekside Center;
             Kimco PNP - Dublin
             Retail Center; Kimco
             PNP - Century
             Center; Kimco PNP -   There is no individual or entity
             Canyon Ridge Plaza;   other than the Mortgagor who is
             Kimco PNP - Bixby     liable for the non-recourse
             Hacienda Plaza        carveouts.

     56      Lenox                 There is no individual or entity
                                   other than the Mortgagor who is
                                   liable for the non-recourse
                                   carveouts.

                                   The environmental indemnity
                                   contains a 5 year sunset provision.

     51      City Centre           There is no individual or entity
                                   other than the Mortgagor who is
                                   liable for the non-recourse
                                   carveouts.

     43      55 Waugh Office       There is no individual or entity
             Building              other than the Mortgagor who is
                                   liable for the non-recourse
                                   carveouts.

     69      Schmier/Louisville    In order to comply with Kentucky
             United                law, which imposes certain limits
                                   on guarantor liability, the
                                   liability in the guaranty related
                                   to the Mortgage Loan has been
                                   capped at $44,100,000 (3 times the
                                   original loan amount), subject to
                                   adjustment for interest and
                                   reasonable attorneys' fees.

    191      Winchester Woods      The environmental indemnity
             Apartments            contains a 3 year sunset provision.

    112      Spring Knoll          The environmental indemnity
             Shopping Center       contains a 5 year sunset provision.

    103      Valley View Pointe    There is no individual or entity
                                   other than the Mortgagor who is
                                   liable for the non-recourse
                                   carveouts.

                                   The environmental indemnity
                                   contains a 3 year sunset provision.

     19      Conroe Marketplace    There is no individual or entity
             Shopping Center       other than the Mortgagor who is
                                   liable for the non-recourse
                                   carveouts.

    192      Tunkhannock           There is no individual or entity
             Geisinger Building    other than the Mortgagor who is
                                   liable for the non-recourse
                                   carveouts.

     3       Quantico Portfolio    There is no individual or entity
                                   other than the Mortgagor who is
                                   liable for the non-recourse
                                   carveouts.

     2       Centro Heritage       There is no individual or entity
             Portfolio IV          other than the Mortgagor who is
                                   liable for the non-recourse
                                   carveouts.


Representation #(10(c))

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
     44      Timonium Fairground   The Mortgage Loan is structured as
             Shopping Center       an IDOT, and while the related
                                   Mortgagor was the maker of the
                                   Mortgage Note, the Mortgage was
                                   given by the indemnity guarantor.


Representation #(10(d))

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
    182      Buttonwood Gardens    The terms of the respective
                                   Mortgage Loan documents were
                                   modified after March 1, 2007 to
                                   correct the legal description of
                                   the Mortgaged Property and to grant
                                   an easement benefiting the
                                   Mortgaged Property.

     47      745 64th Street       The terms of the respective
                                   Mortgage Loan documents were
                                   modified after March 1, 2007 to
                                   allow certain restrictive covenants
                                   to be recorded affecting the
                                   Mortgaged Property.

     22      City Walk - 227       The terms of the respective
                                   Mortgage Loan documents were
                                   modified after March 1, 2007 to
                                   confirm the subordination of the
                                   Mortgage Loan to the lease with the
                                   U.S. Postal Service.


Representation #(10(e))

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
     8       Presidential Tower    The trustee is entitled to
                                   customary fees for duties performed
                                   pursuant to the Mortgage Loan
                                   documents.


Representation #(12)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
     10      Americold Portfolio   Each Americold Portfolio property
                                   may be released from the lien of
                                   the Mortgage upon defeasance of an
                                   amount equal to between 105% and
                                   115% of the allocated loan amount
                                   as provided in the related Mortgage
                                   Loan documents.

                                   The Mortgagor may obtain a release
                                   of an individual Mortgaged Property
                                   by substituting its interest in
                                   other Mortgaged Properties as
                                   collateral during the term of the
                                   Mortgage Loan, subject to certain
                                   conditions as set forth in the
                                   related Mortgage Loan documents.

     3       Quantico Portfolio    Each Quantico Portfolio property
                                   may be released from the lien of
                                   the Mortgage upon defeasance of an
                                   amount equal to between 100% and
                                   110% of the allocated loan amount
                                   as provided in the related Mortgage
                                   Loan documents.

                                   The Mortgagor may obtain a release
                                   of an individual Mortgaged Property
                                   by substituting its interest in
                                   other Mortgaged Properties as
                                   collateral during the term of the
                                   Mortgage Loan, subject to certain
                                   conditions as set forth in the
                                   related Mortgage Loan documents.

     14      Cabot Industrial      Each Cabot Industrial Portfolio
             Portfolio             property may be released from the
                                   lien of the Mortgage upon
                                   defeasance of an amount equal to
                                   115% of the allocated loan amount
                                   as provided in the related Mortgage
                                   Loan documents.

                                   The Mortgagor may obtain a release
                                   of an individual Mortgaged Property
                                   by substituting its interest in
                                   other Mortgaged Properties as
                                   collateral during the term of the
                                   Mortgage Loan, subject to certain
                                   conditions as set forth in the
                                   related Mortgage Loan documents.

     2       Centro Heritage       Each Centro Heritage Portfolio IV
             Portfolio IV          property may be released from the
                                   lien of the Mortgage upon
                                   defeasance of an amount equal to
                                   110% of the allocated loan amount
                                   as provided in the related Mortgage
                                   Loan documents.

                                   The Mortgagor may obtain a release
                                   of an individual Mortgaged Property
                                   by substituting its interest in
                                   other Mortgaged Properties as
                                   collateral during the term of the
                                   Mortgage Loan, subject to certain
                                   conditions as set forth in the
                                   related Mortgage Loan documents.


Representation #(14(a))

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
     19      Conroe Marketplace    The value of the Mortgaged Property
             Shopping Center       is based upon the appraiser's
                                   $63,030,000 "as stabilized" value
                                   (as compared with a $62,500,000
                                   "as-is" value) and assumes
                                   build-out and occupancy of space
                                   that has not yet occurred. The
                                   mortgagee established escrows at
                                   origination in the amount of
                                   $1,194,228 relating to the lease-up
                                   of the Mortgaged Property.


Representation #(16)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
    142      PRD Development       Although the Mortgaged Property is
                                   legally non-conforming, law and
                                   ordinance coverage is not in place.
                                   In lieu of law and ordinance
                                   coverage, the Mortgage Loan is
                                   recourse to the extent of the cost
                                   required to cause the Mortgaged
                                   Property to comply with applicable
                                   building and zoning codes.

 215; 111;   Westwood Square;
  97; 109;   Plaza 303 Shopping
   14; 2     Center; Middletown
             Village Mall;
             Riviera Building;
             Cabot Industrial      The respective Mortgaged Properties
             Portfolio; Centro     are legally nonconforming due to
             Heritage Portfolio IV deficient parking.


Representation #(17)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
    139      North Pointe          As of the date of origination, the
             Apartments            related Mortgaged Property was part
                                   of a larger tax parcel. Pursuant to
                                   an undelivered items letter, the
                                   Mortgagor has agreed to obtain a
                                   separate tax identification number
                                   for the Mortgaged Property within
                                   90 days of origination.


Representation #(19(a))

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
  45; 121;   Leray Heights         The mortgagee waived escrows for
 200; 116;   Apartments;           immediate repairs in an amount of
 159; 214;   Sedgewick Pines;      less than $5,000 recommended by the
  46; 176;   Thornhill Terrace     property condition report.
  142; 36;   Apartments; Warwick
 104; 124;   Place; Northwood
 171; 172;   Grove Apartments;
  93; 103;   Cortland MHC; Campus
   94; 3     View Apartments;
             Central Heights
             Shopping Center; PRD
             Development; Kimco -
             PNP Century Center;
             186 Lincoln Street;
             100 Interstate 45
             North; Mountain
             Ridge Business Park;
             Concorde Center;
             Somerset Plaza
             Shopping Center;
             Valley View Pointe;
             6400 Laurel Canyon
             Blvd; Quantico
             Portfolio

     49      Kimco - PNP Green     The mortgagee waived escrows for
             Valley Town and       immediate repairs in the amount of
             Country               $171,000 recommended by the
                                   property condition report.

    143      Kimco - PNP           The mortgagee waived escrows for
             Oceanside Town &      immediate repairs in the amount of
             Country               $294,200 recommended by the
                                   property condition report.

     32      Kimco - PNP North     The mortgagee waived escrows for
             County Plaza          immediate repairs in the amount of
                                   $5,000 recommended by the property
                                   condition report.

    113      Champion Self Storage The mortgagee waived escrows for
                                   immediate repairs in the amount of
                                   $9,600 recommended by the property
                                   condition report.

    191      Winchester Woods      The mortgagee waived escrows for
             Apartments            immediate repairs in the amount of
                                   $5,000 recommended by the property
                                   condition report.

     14      Cabot Industrial      The mortgagee waived escrows for
             Portfolio             immediate repairs in the amount of
                                   $796,000 recommended by the
                                   property condition report.

     2       Centro Heritage       The mortgagee waived escrows for
             Portfolio IV          immediate repairs in the amount of
                                   $343,600 recommended by the
                                   property condition report.

     65      Cypresswoods Commons  The mortgagee waived escrows for
                                   immediate repairs in the amount of
                                   $70,000 recommended by the property
                                   condition report.


Representation #(21(b))

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
    149      Sealy Uptown Retail   The Environmental Site Assessment
             Center                recommended the implementation of
                                   an asbestos O&M Plan, but it was
                                   not required by the mortgagee at
                                   closing.

    215      Westwood Square       The Environmental Site Assessment
                                   recommended the implementation of
                                   an asbestos O&M Plan, but it was
                                   not required by the mortgagee at
                                   closing.

49; 23; 40;  Kimco PNP - Green     There were various environmental
 105; 143;   Valley Town and       concerns cited on the respective
32; 58; 34;  Country; Kimco PNP -  Environmental Site Assessments. At
  68; 102;   Sunset Esplanade;     closing, the mortgagee accepted
53; 36; 79;  Kimco PNP - Country   environmental insurance for all the
     30      Gables Shopping       Mortgaged Properties with
             Center; Kimco PNP -   exclusions ranging from $50,000 to
             Panther Lake; Kimco   $250,000.
             PNP - Oceanside Town
             & Country; Kimco PNP
             - North County
             Plaza; Kimco PNP -
             Tacoma Central;
             Kimco PNP - Granary
             Square; Kimco PNP -
             Fairmont Shopping
             Center; Kimco PNP -
             Creekside Center;
             Kimco PNP - Dublin
             Retail Center; Kimco
             PNP - Century
             Center; Kimco PNP -
             Canyon Ridge Plaza;
             Kimco PNP - Bixby
             Hacienda Plaza

    172      Concorde Center       The Environmental Site Assessment
                                   recommended the implementation of
                                   an asbestos O&M Plan, but it was
                                   not required by the mortgagee at
                                   closing.

     15      Leadership Square     The Environmental Site Assessment
                                   recommended the implementation of
                                   an asbestos O&M Plan, but it was
                                   not required by the mortgagee at
                                   closing.

     47      745 64th Street       The Environmental Site Assessment
                                   recommended the implementation of
                                   an asbestos O&M Plan, but it was
                                   not required by the mortgagee at
                                   closing.

     10      Americold Portfolio   The Environmental Site Assessment
                                   for nine of the Americold Portfolio
                                   properties (Boston, Clearfield,
                                   Connell, Fort Smith, Turlock, Walla
                                   Walla, Wichita and Woodburn)
                                   recommended the implementation of
                                   an asbestos O&M Plan, but it was
                                   not required by the mortgagee at
                                   closing.

     14      Cabot Industrial      The Environmental Site Assessment
             Portfolio             for nine of the Cabot Industrial
                                   Portfolio properties (1670
                                   Frontenac Road, 451 Kingston Court,
                                   Citizens and Southlake Parkway,
                                   Dallas and Houston Properties, East
                                   Devon Avenue, East Wilson Bridge
                                   Road, Northpark Commerce Center,
                                   Old Lamar Avenue and West Republic
                                   Drive)  recommended the
                                   implementation of an asbestos O&M
                                   Plan, but it was not required by
                                   the mortgagee at closing.
                                   Notwithstanding the lack of an O&M
                                   Plan, prior to the commencement of
                                   any construction, repairs or
                                   alterations to any of the Cabot
                                   Industrial Portfolio properties
                                   which will disturb any asbestos
                                   containing materials at such
                                   properties, the Mortgage Loan
                                   documents require the Mortgagor to
                                   enter into a contract with a
                                   licensed industrial hygienist to
                                   develop a fully documented O&M Plan.


Representation #(21(d))

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
    115      Brett's Building -    The environmental indemnity
             Mankato Place         contains a 5 year sunset provision.

     44      Timonium Fairgrounds  This loan is secured by an IDOT.
             Shopping Center       The indemnity guarantor and not the
                                   Mortgagor, is required to comply
                                   with environmental laws and
                                   regulations.

    191      Winchester Woods      The environmental indemnity
             Apartments            contains a 3 year sunset provision.

    112      Spring Knoll          The environmental indemnity
             Shopping Center       contains a 5 year sunset provision.

    103      Valley View Pointe    The environmental indemnity
                                   contains a 3 year sunset provision.

     56      Lenox                 The environmental indemnity
                                   contains a 5 year sunset provision.


Representation #(22)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
     1       131 South Dearborn    The Mortgagor is permitted to
                                   insure through Affiliated FM
                                   Insurance Co. so long as Affiliated
                                   FM Insurance Co. maintains a rating
                                   of "BBB" by S&P or "A-:XIV" by A.M.
                                   Best, and none of the Rating
                                   Agencies, mezzanine lenders or
                                   investors in connection with a
                                   securitization request removal of
                                   Affiliated FM Insurance Co. The
                                   Mortgagor also is permitted to use
                                   a syndicate of insurance providers
                                   so long as (i) the first layer of
                                   coverage under such insurance will
                                   be provided by carriers with a
                                   minimum financial strength rating
                                   by S&P of "A" or better; (ii) 60%
                                   (75% if there are four or fewer
                                   members in the syndicate) of the
                                   aggregate limits under such
                                   Insurance Policies must be provided
                                   by carriers with a minimum
                                   financial strength rating from S&P
                                   of "A" or better and (iii) the
                                   remaining carriers have a financial
                                   strength rating from S&P of at
                                   least "BBB".

    176      Central Heights       The Mortgage Loan documents provide
             Shopping Center       for the Mortgagor to maintain
                                   all-risk insurance with a
                                   deductible that does not exceed
                                   $25,000; provided however, that
                                   subject to the satisfaction of
                                   certain conditions, the Mortgagor
                                   may maintain insurance with a
                                   deductible that does not exceed
                                   $50,000. The guarantor is
                                   responsible for deductibles in
                                   excess of $10,000.

     17      Fifth Third Center    Mortgagor may maintain all-risk
                                   insurance with a deductible that
                                   does not exceed $100,000.

    142      PRD Development       So long as an event of default has
                                   not occurred or is continuing,
                                   Mortgagor may maintain all-risk
                                   insurance with a deductible that
                                   does not exceed $50,000. The
                                   guarantor is responsible for all
                                   deductibles that the Mortgagor
                                   fails to pay.

    139      North Pointe          So long as an event of default has
             Apartments            not occurred or is continuing,
                                   Mortgagor may maintain all-risk
                                   insurance with a deductible that
                                   does not exceed $50,000. The
                                   guarantor is responsible for all
                                   deductibles that the Mortgagor
                                   fails to pay.

    208      Triangle Retail       CVS, the sole tenant at the
                                   Mortgaged Property under a triple
                                   net lease, is permitted to, and
                                   does, self insure.

    149      Sealy Uptown Retail   Mortgagor may maintain
             Center                comprehensive commercial general
                                   liability insurance with a
                                   deductible that does not exceed
                                   $5,000.

49; 23; 40;  Kimco PNP - Green     On the origination date, the
 105; 143;   Valley Town and       mortgagee accepted comprehensive
32; 58; 34;  Country; Kimco PNP -  commercial general liability
  68; 102;   Sunset Esplanade;     insurance that provides for a
53; 36; 79;  Kimco PNP - Country   deductible of $25,000.
     30      Gables Shopping
             Center; Kimco PNP -   The Mortgage Loan documents provide
             Panther Lake; Kimco   for an earthquake deductible of 5%
             PNP - Oceanside Town  of the insured value of the
             & Country; Kimco PNP  Mortgaged Property, but not less
             - North County        than $250,000.
             Plaza; Kimco PNP -
             Tacoma Central;       The Mortgagor is permitted to use a
             Kimco PNP - Granary   syndicate of insurance providers so
             Square; Kimco PNP -   long as (i) at least seventy-five
             Fairmont Shopping     percent (75%) of the coverage (if
             Center; Kimco PNP -   there are four (4) or fewer members
             Creekside Center;     of the syndicate) or at least sixty
             Kimco PNP - Dublin    percent (60%) of the coverage (if
             Retail Center; Kimco  there are five (5) or more members
             PNP - Century         of the syndicate) have a claims
             Center; Kimco PNP -   paying ability rating of "A" by S&P
             Canyon Ridge Plaza;   and (ii) the balance of the
             Kimco PNP - Bixby     coverage is provided by carriers
             Hacienda Plaza        having a claims paying ability of
                                   at least "BBB" by S&P.

     56      Lenox                 Mortgagor may maintain all-risk
                                   insurance with a deductible that
                                   does not exceed $50,000 so long as
                                   the Mortgagor or its affiliates
                                   control the Mortgaged Property.

                                   Mortgagor may maintain
                                   comprehensive commercial general
                                   liability insurance with a $5,000
                                   deductible; provided however, that
                                   such deductible may be increased to
                                   not more than $100,000 so long as
                                   the Mortgagor or its affiliates
                                   control the Mortgaged Property.

     51      City Centre           Mortgagor may maintain all-risk
                                   insurance with a deductible that
                                   does not exceed $100,000.

    113      Champion Self Storage Mortgagor may maintain
                                   comprehensive commercial general
                                   liability insurance with a
                                   deductible that does not exceed
                                   $5,000.

                                   The Mortgage Loan documents provide
                                   for a windstorm deductible of 5% of
                                   the insured value of the Mortgaged
                                   Property.

     73      Sypris                Mortgagor may maintain all-risk
                                   insurance with a deductible that
                                   does not exceed $100,000.

     83      Plaza Rios Shopping   Subject to the satisfaction of
             Center                certain conditions, the mortgagee
                                   shall accept policies of insurance
                                   or plans of self-insurance provided
                                   by the tenants doing business as
                                   Tom Thumb and McDonalds in
                                   satisfaction of the Mortgagor's
                                   obligation to provide all-risk
                                   insurance with respect to the
                                   portion of the Mortgaged Property
                                   demised under such tenants' leases,
                                   notwithstanding that the insurance
                                   policies provided by such tenants
                                   may not meet the requirements set
                                   forth in the Mortgage Loan
                                   documents.

    111      Plaza 303 Shopping    Mortgagor may maintain all-risk
             Center                insurance with a deductible that
                                   does not exceed $50,000, so long as
                                   it is consistent with the custom
                                   and practice in the reatil industry
                                   in the Dallas-Fort Worth Metroplex.
                                   However, the guarantor is
                                   responsible for deductibles in
                                   excess of $10,000.

     8       Presidential Tower    The Mortgagor is required to carry
                                   Insurance Policies having a claims
                                   paying ability rating of "A" or
                                   better (and the equivalent thereof)
                                   by at least two (2) of the rating
                                   agencies rating the certificates,
                                   or, if only one rating agency is
                                   rating the certificates, then only
                                   by such rating agency; provided
                                   however, that if the Mortgagor uses
                                   a syndicate of insurance providers
                                   (i) the first layer of coverage
                                   under such insurance will be
                                   provided by carriers with a minumum
                                   financial strength rating by S&P of
                                   "A" or better; (ii) sixty percent
                                   (60%) (seventy-five percent (75%)
                                   if there are four or fewer members
                                   in the syndicate) of the aggregate
                                   limits under such Insurance
                                   Policies must be provided by
                                   carriers with a miniumum financial
                                   strength rating by S&P of "A" or
                                   better; and (iii) the balance of
                                   the coverage is provided by
                                   carriers having a claims paying
                                   ability of at least "BBB" by S&P.

    191      Winchester Woods      Mortgagor may maintain
             Apartments            comprehensive commercial general
                                   liability insurance with a
                                   deductible that does not exceed
                                   $5,000.

    184      Mariner Plaza         Mortgagor may maintain
                                   comprehensive commercial general
                                   liability insurance with a
                                   deductible that does not exceed
                                   $25,000 so long as the Mortgagor or
                                   its affiliates control the
                                   Mortgaged Property.

     15      Leadership Square     Mortgagor may maintain all-risk
                                   insurance with a deductible that
                                   does not exceed $50,000.

     19      Conroe Marketplace    Mortgagor may maintain all-risk
             Shopping Center       insurance with a deductible that
                                   does not exceed $50,000.

     65      Cypresswoods Commons  Three tenants at the Mortgaged
                                   Property are permitted, and do,
                                   self insure. One of these tenants
                                   has comprehensive commercial
                                   general liability insurance with a
                                   $50,000 deductible. However, the
                                   guarantor is responsible for the
                                   tenant's deductible if the tenant
                                   fails to pay it.

     10      Americold Portfolio   Mortgagor may maintain all-risk
                                   insurance with a deductible that
                                   does not exceed $250,000.

                                   For so long as five (5) or more
                                   insurance carriers are providing
                                   the Insurance Policies, at least
                                   sixty percent (60%) of such
                                   coverage shall be provided by
                                   insurance companies having a claims
                                   paying ability rating of "A " or
                                   better by S&P with the remaining
                                   forty percent (40%) of such
                                   coverage being provided by
                                   insurance companies having a claims
                                   paying ability rating of "BBB " or
                                   better by S&P; provided, however,
                                   with respect to the first One
                                   Hundred Million and No/100 Dollars
                                   ($100,000,000.00) of coverage under
                                   such Insurance Policies, not more
                                   than twenty percent (20%) of such
                                   coverage shall be provided by
                                   insurance companies with a claims
                                   paying ability rating lower than "A
                                   " by S&P (but in no event lower
                                   than "BBB" by S&P). In the event
                                   that four (4) or fewer insurance
                                   carriers are providing the
                                   Insurance Policies, at least
                                   seventy-five (75%) of such coverage
                                   shall be provided by insurance
                                   companies having a claims paying
                                   ability rating of "A " or better by
                                   S&P, with the remaining twenty-five
                                   percent (25%) of such coverage
                                   being provided by insurance
                                   companies having a claims paying
                                   ability rating of "BBB-" or better
                                   by S&P.

     61      Carmel Mission Inn    Mortgagor may maintain
                                   comprehensive commercial general
                                   liability insurance with a
                                   deductible that does not exceed
                                   $5,000.

     3       Quantico Portfolio    Mortgagor may maintain all-risk
                                   insurance with a deductible that
                                   does not exceed $100,000.

     66      Safrin Portfolio      With respect to one of the Safrin
                                   Portfolio properties, the Mortgagor
                                   may maintain all-risk insurance
                                   with a deductible that does not
                                   exceed $50,000.

     22      City Walk - 227       Kroger, the largest tenant at the
                                   Mortgaged Property under a triple
                                   net lease, is permitted to self
                                   insure. Kroger's current carrier
                                   has a claims paying ability rating
                                   of "BBB-" by S&P.

     14      Cabot Industrial      Mortgagor may maintain all-risk
             Portfolio             insurance with a deductible that
                                   does not exceed $50,000.

                                   The Mortgagor is required to carry
                                   Insurance Policies having a claims
                                   paying ability rating of "A" or
                                   better (and the equivalent
                                   thereof); provided however, that if
                                   the Mortgagor uses a syndicate of
                                   insurance providers (i) the first
                                   layer of coverage under such
                                   insurance will be provided by
                                   carriers with a minumum financial
                                   strength rating by S&P of "A" or
                                   better; (ii) sixty percent (60%)
                                   (seventy-five percent (75%) if
                                   there are four or fewer members in
                                   the syndicate) of the aggregate
                                   limits under such Insurance
                                   Policies must be provided by
                                   carriers with a miniumum financial
                                   strength rating by S&P of "A" or
                                   better; and (iii) the balance of
                                   the coverage is provided by
                                   carriers having a claims paying
                                   ability of at least "BBB" by S&P.

             All Loans             Although the Mortgage Loan
                                   Documents require comprehensive
                                   general liability insurance
                                   consistent with this representation
                                   and warranty, as of the date
                                   hereof, the mortgagee has not
                                   received evidence of the
                                   endorsement necessary to include it
                                   as an additional insured. At
                                   closing, the mortgagee accepted
                                   evidence of comprehensive
                                   commercial general liability
                                   insurance and its inclusion as an
                                   additional insured on
                                   standard Accord form 25 or other
                                   similar forms.

Representation #(24)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
     89      Kiowa Village Retail  The Mortgagor is the plaintiff in a
             Center                pending lawsuit against a tenant,
                                   Coffee Rush, pursuant to which the
                                   plaintiff is seeking damages based
                                   on the defendant's failure to pay
                                   rent timely in accordance with the
                                   terms and conditions of the lease.


Representation #(27)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
     73      Sypris                The Mortgagor is only required to
                                   provide quarterly and year to date
                                   operating statements instead of an
                                   annual statement of financial
                                   affairs.

     44      Timonium Fairgrounds  This loan is secured by an IDOT.
             Shopping Center       The indemnity guarantor and not the
                                   Mortgagor, is required to provide
                                   financial information to the
                                   mortgagee.

     8       Presidential Tower    The Mortgagor is required to
                                   provide the mortgagee with the
                                   guarantor's annual financial
                                   statement (instead of the
                                   Mortgagor's) and the Mortgagor's
                                   separate statements of income and
                                   expense and balance sheets.


Representation #(29)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
49; 23; 40;  Kimco PNP - Green     The original principal balances of
 105; 143;   Valley Town and       the Kimco PNP - Green Valley Town
32; 58; 34;  Country; Kimco PNP -  and Country Mortgage Loan, Kimco
  68; 102;   Sunset Esplanade;     PNP - Sunset Esplanade Mortgage
53; 36; 79;  Kimco PNP - Country   Loan, Kimco PNP - Country Gables
   30; 19    Gables Shopping       Shopping Center Mortgage Loan,
             Center; Kimco PNP -   Kimco PNP - Panther Lake Mortgage
             Panther Lake; Kimco   Loan, Kimco PNP - Oceanside Town &
             PNP - Oceanside Town  Country  Mortgage Loan, Kimco PNP -
             & Country; Kimco PNP  North County Plaza Mortgage Loan,
             - North County        Kimco PNP - Tacoma Central Mortgage
             Plaza; Kimco PNP -    Loan, Kimco PNP - Granary Square
             Tacoma Central;       Mortgage Loan, Kimco PNP - Fairmont
             Kimco PNP - Granary   Shopping Center Mortgage Loan,
             Square; Kimco PNP -   Kimco PNP - Creekside Center, Kimco
             Fairmont Shopping     PNP - Dublin Retail Center, Kimco
             Center; Kimco PNP -   PNP - Century Center, Kimco PNP -
             Creekside Center;     Canyon Ridge Plaza, Kimco PNP -
             Kimco PNP - Dublin    Bixby Hacienda Plaza Mortgage Loan
             Retail Center; Kimco  and the Conroe Marketplace Shopping
             PNP - Century         Center Mortgage Loan, which loans
             Center; Kimco PNP -   are to Mortgagors under common
             Canyon Ridge Plaza;   sponsorship, represent more than 5%
             Kimco PNP - Bixby     of the aggregate outstanding
             Hacienda Plaza;       principal.
             Conroe Marketplace
             Shopping Center


Representation #(30)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
     41      UnaSource Health LLC  Although the Mortgagor is otherwise
                                   a special purpose entity, it is
                                   permitted to own membership units
                                   in an affiliate and guarantee
                                   certain indebtedness of that
                                   affiliate.


Representation #(32)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
     1       131 South Dearborn    Subject to the satisfaction of
                                   certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

                                   The direct and indirect owners of
                                   100% of the Mortgagor have pledged
                                   their ownership interests in the
                                   Mortgagors to secure two mezzanine
                                   loans held by Rubicon Investments
                                   America, LLC and Petra Fund REIT
                                   Corp respectively. If such entities
                                   default on the mezzanine loans, the
                                   interests in such direct and
                                   indirect owners will be transferred
                                   to such mezzanine lenders.

     78      208-212 West 30th St. Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

    214      Cortland MHC          Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

    222      Countryside MHC       Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

     46      Campus View           Subject to the satisfaction of
             Apartments            certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

    176      Central Heights       Subject to the satisfaction of
             Shopping Center       certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

                                   Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

     41      UnaSource Health LLC  Subject to the satisfaction of
                                   certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

     17      Fifth Third Center    Subject to the satisfaction of
                                   certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

     48      Doubletree Hotel      Subject to the satisfaction of
                                   certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

                                   Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

    223      Oak Forest            Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

    208      Triangle Retail       Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure additional debt pursuant to
                                   the security instrument.

    136      Old Oaks              Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

     89      Kiowa Village Retail  Subject to the satisfaction of
             Center certain criteria, the Mortgage Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

49; 23; 40;  Kimco PNP - Green
 105; 143;   Valley Town and
32; 58; 34;  Country; Kimco PNP -
  68; 102;   Sunset Esplanade;
53; 36; 79;  Kimco PNP - Country
     30      Gables Shopping
             Center; Kimco PNP -
             Panther Lake; Kimco
             PNP - Oceanside Town
             & Country; Kimco PNP
             - North County
             Plaza; Kimco PNP -
             Tacoma Central;
             Kimco PNP - Granary
             Square; Kimco PNP -
             Fairmont Shopping
             Center; Kimco PNP -
             Creekside Center;
             Kimco PNP - Dublin
             Retail Center; Kimco
             PNP - Century         Subject to the satisfaction of
             Center; Kimco PNP -   certain conditions, transfers to
             Canyon Ridge Plaza;   affiliates and other entities or
             Kimco PNP - Bixby     individuals are permitted pursuant
             Hacienda Plaza        to the Mortgage Loan documents.

    135      Mason Woods Village   Subject to the satisfaction of
                                   certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

                                   Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

     56      Lenox                 Subject to the satisfaction of
                                   certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

    158      Nautilus              The principal of the Mortgagor is
                                   permitted to transfer a portion of
                                   its ownership interest in the
                                   Mortgagor so long as after any and
                                   all such transfers each of them
                                   maintains at least a 1% ownership
                                   interest in the Mortgagor.

                                   Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

    185      1801 Van Ness Ave.    Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

     51      City Centre           Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

     73      Sypris                Subject to the satisfaction of
                                   certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

    111      Plaza 303 Shopping    Subject to the satisfaction of
             Center                certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

     64      University Village    Subject to the satisfaction of
                                   certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

     44      Timonium Fairgrounds  Subject to the satisfaction of
             Shopping Center       certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

     8       Presidential Tower    Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

    112      Spring Knoll          Subject to the satisfaction of
             Shopping Center       certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

     19      Conroe Marketplace    Subject to the satisfaction of
             Shopping Center       certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

    129      1155 35th Lane        Subject to the satisfaction of
                                   certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

    178      9221 Corbin Avenue    Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

     10      Americold Portfolio   Subject to the satisfaction of
                                   certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

     22      City Walk-227         The direct and indirect owners of
                                   100% of the Mortgagor have pledged
                                   their ownership interests in the
                                   Mortgagor to secure a mezzanine
                                   loan held by RAIT Partnership L.P.
                                   If such entity defaults on the
                                   mezzanine loan, the interests in
                                   such direct owner will be
                                   transferred to such mezzanine
                                   lender.

     50      River Pointe          Subject to the satisfaction of
             Apartments            certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

                                   Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

     61      Carmel Mission Inn    Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

     94      6400 Laurel Canyon    Subject to the satisfaction of
             Blvd                  certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

    109      Riviera Building      Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

     3       Quantico Portfolio    Subject to the satisfaction of
                                   certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

                                   Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

     66      Safrin Portfolio      Subject to the satisfaction of
                                   certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

                                   At closing, the direct and indirect
                                   owners of 100% of the Mortgagor
                                   pledged their ownership interests
                                   in the Mortgagor to secure a
                                   mezzanine loan held by RAIT
                                   Partnership L.P. If such entity
                                   defaults on the mezzanine loan, the
                                   interests in such direct owner will
                                   be transferred to such mezzanine
                                   lender.

    220      Davids Bridal-Radio   Subject to the satisfaction of
             Shack Topeka          certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

    218      Office Depot Benton,  Subject to the satisfaction of
             Arkansas certain conditions, transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

     14      Cabot Industrial      Subject to the satisfaction of
             Portfolio             certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

                                   Subject to the satisfaction of
                                   certain criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

     2       Centro Heritage       Subject to the satisfaction of
             Portfolio IV          certain conditions, transfers to
                                   affiliates and other entities or
                                   individuals are permitted pursuant
                                   to the Mortgage Loan documents.

                                   So long as the Mortgagor has not
                                   incurred additional debt secured by
                                   the Mortgaged Property and subject
                                   to the satisfaction of certain
                                   criteria, the Mortgage Loan
                                   documents allow members of the
                                   Mortgagor the right to pledge their
                                   interests in the Mortgagor to
                                   secure a mezzanine loan pursuant to
                                   the security instrument.

                                   So long as the members of the
                                   Mortgagor have not pledged their
                                   interest in the Mortgagor to secure
                                   a mezzanine loan and subject to the
                                   satisfaction of certain criteria,
                                   the Mortgagor has a one time right
                                   to incur additional debt secured by
                                   the Mortgaged Property.


Representation #(33)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
     1       131 South Dearborn    The Mortgaged Property secures the
                                   Mortgage Loan and another note,
                                   which is pari passu with the
                                   Mortgage Note which evidences the
                                   Mortgage Loan, but such other note
                                   is not included in the trust fund.

    115      Brett's Building -    The Mortgaged Property secures the
             Mankato Place         Mortgage Loan and a second mortgage
                                   held by the City of Mankato,
                                   Minnesota subject to a
                                   subordination and standstill
                                   agreement in favor of the mortgagee.

     10      Americold Portfolio   The Mortgaged Property secures the
                                   Mortgage Loan (consisting of a
                                   Fixed Rate A-2-A Note), a Fixed
                                   Rate A-1-A Note, a Fixed Rate A-1-B
                                   Note, a Fixed Rate A-2-B Note and a
                                   Fixed Rate A-2-C Note (each of
                                   which is pari passu with the
                                   Mortgage Loan and is not included
                                   in the trust fund).


Representation #(35)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
     10      Americold Portfolio   Each Americold Portfolio property
                                   may be released from the lien of
                                   the Mortgage upon defeasance of an
                                   amount equal to between 105% and
                                   115% of the allocated loan amount
                                   as provided in the related Mortgage
                                   Loan documents.

                                   The Mortgagor may obtain a release
                                   of an individual Mortgaged Property
                                   by substituting its interest in
                                   other Mortgaged Properties as
                                   collateral during the term of the
                                   Mortgage Loan, subject to certain
                                   conditions as set forth in the
                                   related Mortgage Loan documents.

     3       Quantico Portfolio    Each Quantico Portfolio property
                                   may be released from the lien of
                                   the Mortgage upon defeasance of an
                                   amount equal to between 100% and
                                   110% of the allocated loan amount
                                   as provided in the related Mortgage
                                   Loan documents.

                                   The Mortgagor may obtain a release
                                   of an individual Mortgaged Property
                                   by substituting its interest in
                                   other Mortgaged Properties as
                                   collateral during the term of the
                                   Mortgage Loan, subject to certain
                                   conditions as set forth in the
                                   related Mortgage Loan documents.

     14      Cabot Industrial      Each Cabot Industrial Portfolio
             Portfolio             property may be released from the
                                   lien of the Mortgage upon
                                   defeasance of an amount equal to
                                   115% of the allocated loan amount
                                   as provided in the related Mortgage
                                   Loan documents.

                                   The Mortgagor may obtain a release
                                   of an individual Mortgaged Property
                                   by substituting its interest in
                                   other Mortgaged Properties as
                                   collateral during the term of the
                                   Mortgage Loan, subject to certain
                                   conditions as set forth in the
                                   related Mortgage Loan documents.

     2       Centro Heritage       Each Centro Heritage Portfolio IV
             Portfolio IV          property may be released from the
                                   lien of the Mortgage upon
                                   defeasance of an amount equal to
                                   110% of the allocated loan amount
                                   as provided in the related Mortgage
                                   Loan documents.

                                   The Mortgagor may obtain a release
                                   of an individual Mortgaged Property
                                   by substituting its interest in
                                   other Mortgaged Properties as
                                   collateral during the term of the
                                   Mortgage Loan, subject to certain
                                   conditions as set forth in the
                                   related Mortgage Loan documents.


Representation #(36)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
     44      Timonium Fairgrounds  Because the Mortgage Loan is
             Shopping Center       structured for tax purposes as an
                                   IDOT, the indemnity guarantor of
                                   the IDOT owns the related Mortgaged
                                   Property instead of the related
                                   Mortgagor.


Representation #(37)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
 162; 176;   Grand Blanc; Central  The respective Mortgaged Properties
 215; 167;   Heights Shopping      are legally nonconforming due to
34; 40; 53;  Center; Westwood      deficient parking.
  185; 33;   Square; Rite Aid;
 111; 103;   Kimco PNP - Granary
  36; 168;   Square; Kimco PNP -
  110; 10;   Country Gables
  97; 61;    Shopping Center;
 109; 212;   Kimco PNP - Dublin
   14; 2     Retail Center; 1801
             Van Ness Ave.;
             Market Square; Plaza
             303 Shopping Center;
             Valley View Pointe;
             Kimco PNP - Century
             Center; Concord Road
             Associates;
             Fairfield Inn &
             Suites RDU Airport;
             Americold Portfolio;
             Middletown Village
             Mall; Carmel Mission
             Inn; Riviera
             Building; Croft
             Station; Cabot
             Industrial
             Portfolio; Centro
             Heritage

    142      PRD Development       Although the Mortgaged Property is
                                   legally non-conforming, law and
                                   ordinance coverage is not in place.
                                   In lieu of law and ordinance
                                   coverage, the Mortgage Loan is
                                   recourse to the extent of the cost
                                   required to cause the Mortgaged
                                   Property to comply with applicable
                                   building and zoning codes.


Representation #(41)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
    214      Cortland MHC          The Mortgaged Property is serviced
                                   by private water wells. However, in
                                   addition to the standard recourse
                                   carveouts, the Mortgage Loan is
                                   recourse to the extent there are
                                   any losses due to the lack of
                                   public water service to the
                                   Mortgaged Property.

    222      Countryside MHC       The Mortgaged Property is serviced
                                   by private water wells. However, in
                                   addition to the standard recourse
                                   carveouts, the Mortgage Loan is
                                   recourse to the extent there are
                                   any losses due to the lack of
                                   public water service to the
                                   Mortgaged Property.

    192      Tunkhannock           The Mortgaged Property is not
             Geisinger Building    connected to the public water
                                   system; however, it is serviced by
                                   an on-site well water system.


Representation #(42)

Loan Number        Loan Name             Description of Exception
--------------------------------------------------------------------------------
    176      Central Heights       Terrorism insurance premiums are
             Shopping Center       capped at $12,000 per year

     17      Fifth Third Center    Terrorism insurance premiums are
                                   capped at $125,000 per year,
                                   subject to annual increases based
                                   on the Consumer Price Index.

49; 23; 40;  Kimco PNP - Green
 105; 143;   Valley Town and
32; 58; 34;  Country; Kimco PNP -
  68; 102;   Sunset Esplanade;
53; 36; 79;  Kimco PNP - Country
     30      Gables Shopping
             Center; Kimco PNP -
             Panther Lake; Kimco
             PNP - Oceanside Town
             & Country; Kimco PNP
             - North County
             Plaza; Kimco PNP -
             Tacoma Central;
             Kimco PNP - Granary
             Square; Kimco PNP -
             Fairmont Shopping
             Center; Kimco PNP -
             Creekside Center;     Terrorism insurance premiums are
             Kimco PNP - Dublin    capped at an amount equal to two
             Retail Center; Kimco  times the amount of the then
             PNP - Century         current annual premiums for the
             Center; Kimco PNP -   Mortgagor's all-risk, business
             Canyon Ridge Plaza;   income, comprehensive boiler and
             Kimco PNP - Bixby     machinery and flood insurance
             Hacienda Plaza        policies.

    135      Mason Woods Village   Terrorism insurance premiums are
                                   capped at $13,000 per year.

     56      Lenox                 Terrorism insurance premiums are
                                   capped at $45,000 per year, subject
                                   to annual increases based on the
                                   Consumer Price Index.

     57      2200/2250 Park Place  Terrorism premiums are capped at
                                   150% of the amount of the premium
                                   paid by the Mortgagor in the first
                                   year terrorism coverage was
                                   obtained.

    160      Masonite US Corp      Terrorism insurance premiums are
             Industrial Facility   capped at $15,000 per year, subject
                                   to annual increases based on the
                                   Consumer Price Index.

     83      Plaza Rios Shopping   Terrorism insurance premiums are
             Center                capped at $10,000 per year.

    111      Plaza 303 Shopping    Terrorism insurance premiums are
             Center                capped at $10,000 per year.

     8       Presidential Tower    Terrorism insurance premiums are
                                   capped at $175,000 per year,
                                   subject to annual increases based
                                   on the Consumer Price Index.

     62      Palladium Park        Terrorism insurance premiums are
                                   capped at $3,000 per year.

     19      Conroe Marketplace    Terrorism insurance premiums are
             Shopping Center       capped at an amount equal to two
                                   times the amount of the then
                                   current annual premiums for the
                                   Mortgagor's all-risk, business
                                   income, comprehensive boiler and
                                   machinery and flood insurance
                                   policies.

     10      Americold Portfolio   Terrorism insurance premiums are
                                   capped at $250,000 per year.

     12      Quantum One           Terrorism insurance premiums are
                                   capped at an amount equal to two
                                   times the amount of the then
                                   current annual premiums for the
                                   Mortgagor's all-risk and rental
                                   loss income insurance policies.

     11      Southside Works       Terrorism insurance premiums are
                                   capped at an amount equal to two
                                   times the amount of the then
                                   current annual premiums for the
                                   Mortgagor's all-risk and rental
                                   loss income insurance policies.

     3       Quantico Portfolio    Terrorism insurance is only
                                   required to the extent that such
                                   insurance can be purchased for a
                                   premium per annum not in excess of
                                   $39,750, if the Terrorism Risk
                                   Insurance Act is in effect on the
                                   date of determination, or $77,250,
                                   if the Terrorism Risk Insurance Act
                                   is not in effect on the date of
                                   determination.

     14      Cabot Industrial      Terrorism insurance premiums are
             Portfolio             capped at $150,000 per year.

     2       Centro Heritage       Terrorism insurance premiums are
             Portfolio IV          capped at $300,000 per year.

     1       131 South Dearborn    Terrorism insurance premiums are
                                   capped at $700,000 per year,
                                   subject to annual increases based
                                   on the Consumer Price Index.

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of JPMorgan Chase Bank, National Association, a national banking association (the "Company"), hereby certify as follows:

1. I have examined the Mortgage Loan Purchase Agreement, dated as of March 7, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

3. I have examined the information regarding the Mortgage Loans in each Free Writing Prospectus (as defined in the Indemnification Agreement), when read in conjunction with the other Time of Sale Information (as defined in the Indemnification Agreement), the Prospectus, dated September 22, 2006, as supplemented by the Prospectus Supplement, dated February 23, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-3, Class A-4, Class A-1A, Class X, Class A-M, Class A-MFL, Class A-J, Class B, Class C and Class D Certificates, the Private Placement Memorandum, dated February 23, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P and Class NR Certificates, and the Residual Private Placement Memorandum, dated February 23, 2007 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that any Free Writing Prospectus, including any diskette attached thereto, when read in conjunction with the other Time of Sale Information, as of the Time of Sale (as defined in the Indemnification Agreement) or as of the date hereof, the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

            IN WITNESS WHEREOF, I have signed my name this 7th day of March
2007.


                                       By:_____________________________
                                          Name:
                                          Title: